Exhibit 99.1

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

NARANBOLD GANTULGA, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, MAOJUN ZENG, ANTHONY J. SAICH, LLOYD HILL, GARY F. LOCKE, HOWARD W. KOCH, JR., KATHLEEN M. PAWLUS, and DALIAN WANDA GROUP CO.,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

Case No. 1:18-cv-10007-ALC

[additional caption on next page]

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

JENNIFER KENNA, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,	Case No. 1:19-cv-09148-ALC

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, MAOJUN ZENG, ANTHONY J. SAICH, LLOYD HILL, GARY F. LOCKE, HOWARD W. KOCH, JR., KATHLEEN M. PAWLUS, and DALIAN WANDA GROUP CO.,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

[additional caption on next page]

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

LORRA MANUEL, Derivatively on Behalf of Nominal Defendant AMC ENTERTAINMENT HOLDINGS, INC.,

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, LLOYD L. HILL, HOWARD W. KOCH, JR., GARY F. LOCKE, KATHLEEN M. PAWLUS, ANTHONY J. SAICH, and MAOJUN ZENG,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

Case No. 1:20-cv-02456-ALC

[additional caption on next page]

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

DAVID DINKEVICH and ANN CARTER, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, LLOYD L. HILL, HOWARD W. KOCH, JR., GARY F. LOCKE, KATHLEEN M. PAWLUS, ANTHONY J. SAICH, and MAOJUN ZENG,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

Case No. 1:20-cv-02870-ALC

STIPULATION OF SETTLEMENT

This Stipulation of Settlement, dated as of June 14, 2023 (the “Stipulation”), is made and entered into by and among: (1) Plaintiff Naranbold Gantulga in the action captioned Gantulga v. Aron, et al., Case No. 1:18-cv-10007-ALC (S.D.N.Y.) (the “Gantulga Action”), Plaintiff Jennifer Kenna in the action captioned Kenna v. Aron, et al., Case No. 1:19-cv-09148-ALC (S.D.N.Y.) (the “Kenna Action”), Plaintiff Lorra Manuel in the action captioned Manuel v. Aron, et al., Case No. 1:20-cv-02456-ALC (S.D.N.Y.) (the “Manuel Action”), Plaintiffs David Dinkevich and Ann Carter in the action captioned Dinkevich, et al. v. Aron, et al., Case No. 1:20-cv-02870-ALC (S.D.N.Y.) (the “Dinkevich Action”), and Plaintiff John R. Lyon (together with Plaintiffs Gantulga, Kenna, Manuel, Dinkevich, and Carter, “Plaintiffs”) who filed the action captioned Lyon

v. Aron, et al., Case No. 1:21-cv-07940-ALC (S.D.N.Y.) (the “Lyon Action”); (2) Defendants Adam M. Aron, Craig R. Ramsey, Chris A. Cox, Lincoln Zhang, Jack Q. Gao, Maojun Zeng, Anthony J. Saich, Lloyd L. Hill, Gary F. Locke, Howard W. Koch, Jr., Kathleen M. Pawlus, Phillip Lader, Lee E. Wittlinger, and Adam J. Sussman (collectively, the “Individual Defendants”); and (3) Nominal Defendant AMC Entertainment Holdings, Inc. (“AMC” or the “Company,” and together with the Individual Defendants, “Defendants” and each a “Defendant,” and together with Plaintiffs, the “Parties” and each a “Party”), by and through their respective undersigned counsel.1

This Stipulation sets forth all of the terms and conditions of the settlement and resolution of the Derivative Matters (as defined herein), and fully, finally, and forever resolves, discharges, and settles any and all Released Claims (as defined herein) against the Released Persons (as defined herein), upon approval by the United States District Court for the Southern District of New York (the “Court”) and subject to the terms and conditions set forth herein.

All terms with initial capitalization not otherwise defined herein shall have the meanings ascribed to them in Section 1 of this Stipulation.

1  Dalian Wanda Group Co. (“Wanda”) was named as a defendant in the Gantulga and Kenna Actions, but was not served with process and did not become a party to either action. See, e.g., Murphy Bros. v. Michetti Pipe Stringing, Inc., 526 U.S. 344, 350 (1999) (“one becomes a party officially . . . only upon service of a summons or other authority-asserting measure”). Therefore, Wanda is not a party to this Stipulation, but is nevertheless released pursuant to the terms hereof.

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RECITALS

WHEREAS:

Overview of the Derivative Matters

I.               Gantulga Action

A.                On May 21, 2018, Plaintiff Gantulga commenced the Gantulga Action in the United States District Court for the District of Kansas on behalf of AMC against Defendants Aron, Ramsey, Cox, Zhang, Gao, Zeng, Saich, Hill, Locke, Koch, and Pawlus, asserting claims for violations of Section 14(a) of the Securities and Exchange Act of 1934 (the “Exchange Act”), breach of fiduciary duty, and unjust enrichment. The Gantulga Action alleges that making a demand on AMC’s Board of Directors (the “Board”) to institute the claims pled in the Gantulga Action would have been futile. The defendants in the Gantulga Action maintain that demand would not have been futile.

B.                 On August 27, 2018, the defendants in the Gantulga Action filed a motion to dismiss or, in the alternative, to transfer the Gantulga Action to the Court.

C.                 On September 10, 2018, Plaintiff Gantulga opposed the defendants’ motion.

D.                On September 17, 2018, Plaintiff Gantulga filed an Amended Complaint that named Wanda as a defendant and mooted the pending motion.

E.                 On October 12, 2018, the parties filed a joint motion to transfer the Gantulga Action to the Court.

F.                  On October 15, 2018, the United States District Court for the District of Kansas granted the parties’ joint motion to transfer the Gantulga Action to the Court.

G.                On November 8, 2018, Plaintiff Gantulga and the defendants in the Gantulga Action filed a stipulation to stay the Gantulga Action, given the pendency of a related,

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putative securities class action captioned Hawaii Structural Ironworkers Pension Trust Fund v. AMC Entertainment Holdings, Inc., et al., Case No. 1:18-cv-00299-AJN (S.D.N.Y.) (the “Securities Class Action”), which the Court granted on December 17, 2018.

H.                On March 30, 2020, the Court entered a stipulated protective order to govern discovery in the Gantulga Action.

I.                    On January 10, 2022, pursuant to the terms of the order staying the Gantulga Action, Plaintiff Gantulga provided written notice to the defendants in the Gantulga Action that the stay would be lifted as of February 9, 2022.

J.                   On April 10, 2022, the Gantulga Action was reassigned from Judge Alison J. Nathan to Judge Andrew L. Carter, Jr.

II.       Kenna Action

K.                On October 2, 2019, Plaintiff Kenna commenced the Kenna Action in the Court on behalf of AMC against Defendants Aron, Ramsey, Cox, Zhang, Gao, Zeng, Saich, Hill, Locke, Koch, and Pawlus, and Wanda, asserting claims for violations of Section 14(a) of the Exchange Act, breach of fiduciary duty, and unjust enrichment. The Kenna Action alleges that making a demand on the Board to institute the claims pled in the Kenna Action would have been futile. The defendants in the Kenna Action maintain that demand would not have been futile.

L.                 On October 15, 2019, Plaintiff Kenna filed a stipulation to stay the Kenna Action, given the pendency of the Securities Class Action, which the Court granted on October 17, 2019.

M.               On March 26, 2020, the Court entered a stipulated protective order to govern discovery in the Kenna Action.

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N.                On April 20, 2020, Plaintiff Kenna filed an Amended Complaint asserting claims for violations of Sections 10(b), 14(a), and 21D of the Exchange Act, breach of fiduciary duty, and unjust enrichment. The Amended Complaint included information gleaned from documents the Company produced to Plaintiff Kenna pursuant to the order staying the Kenna Action.

O.                On January 10, 2022, pursuant to the terms of the order staying the Kenna Action, Plaintiff Kenna provided written notice to the defendants in the Kenna Action that the stay would be lifted as of February 9, 2022.

P.                  On April 10, 2022, the Kenna Action was reassigned from Judge Alison J. Nathan to Judge Andrew L. Carter, Jr.

III.       Manuel Action

Q.                On March 20, 2020, Plaintiff Manuel commenced the Manuel Action in the Court on behalf of AMC against Defendants Aron, Ramsey, Cox, Zhang, Gao, Zeng, Saich, Hill, Locke, Koch, and Pawlus, asserting claims for violations of Sections 10(b), 21D, and 29(B) of the Exchange Act and breach of fiduciary duty. The Manuel Action alleges that making a demand on the Board to institute the claims pled in the Manuel Action would have been futile. The defendants in the Manuel Action maintain that demand would not have been futile.

R.                 On May 12, 2020, Plaintiff Manuel and defendants in the Manuel Action filed a stipulation to stay the Manuel Action, given the pendency of the Securities Class Action, which the Court granted on May 18, 2020. On June 25, 2020, the Court entered a stipulated protective order to govern discovery in the Manuel Action.

S.                  On April 7, 2022, the Manuel Action was reassigned from Judge Alison J. Nathan to Judge Andrew L. Carter, Jr.

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IV.       Dinkevich Action

T.                 On October 14, 2019, Plaintiff Dinkevich made a demand on AMC pursuant to 8 Del. C. § 220 to inspect certain of AMC’s non-public books and records (the “Dinkevich 220 Demand”).

U.                On March 27, 2020, AMC produced certain books and records to Plaintiff Dinkevich in response to the Dinkevich 220 Demand. Plaintiff Dinkevich’s counsel, who also represents Plaintiff Carter, requested, and AMC agreed, that Plaintiff Carter could also review the books and records produced in response to the Dinkevich 220 Demand.

V.                On April 7, 2020, Plaintiffs Dinkevich and Carter commenced the Dinkevich Action in the Court on behalf of AMC against Defendants Aron, Ramsey, Cox, Zhang, Gao, Zeng, Saich, Hill, Locke, Koch, and Pawlus, asserting claims for violations of Sections 10(b), 21D, and 29(B) of the Exchange Act, breach of fiduciary duty, and unjust enrichment. The Dinkevich Action, which incorporated the non-public records produced by AMC in response to the Dinkevich 220 Demand, alleges that making a demand on the Board to institute the claims pled in the Dinkevich Action would have been futile. The defendants in the Dinkevich Action maintain that demand would not have been futile.

W.               On June 17, 2020, Plaintiffs Dinkevich and Carter and the defendants in the Dinkevich Action filed a stipulation to stay the Dinkevich Action, given the pendency of the Securities Class Action, which the Court granted on June 25, 2020.

X.                On August 4, 2020, the Court entered a stipulated protective order to govern discovery in the Dinkevich Action.

Y.                On December 8, 2021, Plaintiffs Dinkevich and Carter provided written notice to defendants of their intention to lift the stay in the Dinkevich Action, and on January 7, 2022, filed a notice with the Court to lift the stay.

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Z.         On January 11, 2022, the Court lifted the stay of the Dinkevich Action.

AA.      On April 10, 2022, the Dinkevich Action was reassigned from Judge Alison J. Nathan to Judge Andrew L. Carter, Jr.

V.       The Lyon Litigation Demand and Lyon Action

BB.      On February 3, 2020, Plaintiff Lyon made a demand on AMC pursuant to 8 Del. C. § 220 to inspect certain of AMC’s non-public books and records (the “Lyon 220 Demand”).

CC.      On July 15, 2020, Plaintiff Lyon made a litigation demand on the Board (the “Lyon Litigation Demand”).

DD.     On September 30, 2020, Plaintiff Lyon was informed that the Board voted unanimously not to pursue the claims in the Lyon Litigation Demand at that time.

EE.      Between October 12, 2020 and September 8, 2021, Plaintiff Lyon and counsel for a committee of the Board (“Committee”) exchanged correspondence concerning developments in the Securities Class Action and the Board and Committee’s continued position not to pursue the claims in the Lyon Litigation Demand.

FF.      On September 23, 2021, Plaintiff Lyon commenced the Lyon Action in this Court on behalf of AMC against Defendants Aron, Ramsey, Cox, Zhang, Gao, Hill, Locke, Koch, Pawlus, Saich, Zeng, Lader, Wittlinger, and Sussman, asserting claims for contribution and indemnification under Sections 10(b) and 21D of the Exchange Act, breach of fiduciary duty, waste of corporate assets, and unjust enrichment/constructive trust. The Lyon Action alleged that the Board wrongfully refused the Lyon Litigation Demand. The defendants in the Lyon Action maintained that the Board properly refused the Lyon Litigation Demand.

GG.      On January 14, 2022, the defendants in the Lyon Action filed a motion to dismiss the Lyon Action.

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HH.       On April 7, 2022, the Lyon Action was reassigned from Judge Alison J. Nathan to Judge Andrew L. Carter, Jr.

II.        On March 21, 2023, the Court entered an Opinion and Order granting defendants’ motion to dismiss as to Plaintiff Lyon’s contribution and indemnification claims under Sections 10(b) and 21D of the Exchange Act, which formed the basis for the Court’s subject matter jurisdiction, because the settlement of the related Securities Class Action had received final approval without a finding of liability. The Court further declined to exercise supplemental jurisdiction over Plaintiff Lyon’s remaining state law claims, and thus did not reach the merits of those claims.

JJ.       Plaintiff Lyon was preparing to re-file a complaint based on his state law claims in the Delaware Court of Chancery at the time this Stipulation was executed.

Settlement Negotiations

KK.      On November 18, 2020 and November 19, 2020, certain parties to the Derivative Matters participated in a mediation (the “Mediation”) before David Geronemus, Esq. of JAMS (the “Mediator”). Prior to the Mediation, certain Plaintiffs submitted mediation statements and settlement demands to the Mediator. The Mediation, however, did not result in a settlement. Thereafter, the Parties continued to negotiate at arm’s-length and with the Mediator’s assistance, including by Plaintiffs sending a global settlement demand to the Defendants on October 27, 2021 that included a comprehensive corporate governance reforms proposal. Ultimately, on June 21, 2022, the Parties reached an agreement in principle on the material terms of the Settlement, including the corporate governance reforms AMC would adopt as consideration for the Settlement, set forth in full in Exhibit A hereto (the “Reforms”).

LL.      Only after the Parties agreed in principle to the material terms of the proposed Settlement did they separately negotiate, at arm’s length, and with substantial assistance

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from the Mediator, the attorneys’ fees and expenses that would be payable to Plaintiffs’ Counsel in recognition of the substantial benefits achieved for the benefit of AMC and its stockholders through the Settlement. Following negotiations spanning more than six months, on January 10, 2023, the Parties agreed to a sum of one million dollars ($1,000,000.00) in attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel by AMC’s director’s and officer’s insurance carriers, subject to Court approval.

Plaintiffs’ Claims and the Benefits of the Settlement

MM     Plaintiffs believe that their derivative claims have merit, and Plaintiffs’ entry into this Stipulation is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Matters. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the derivative claims against the Individual Defendants through trial(s) and possible appeal(s). Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases, like the Derivative Matters, as well as the difficulties, risks, and delays inherent in such litigation. Plaintiffs’ Counsel are also mindful of the inherent problems of establishing standing in derivative litigation, and the possible defenses to the claims alleged in the Derivative Matters.

NN.    Plaintiffs’ Counsel have conducted extensive investigations and analyses regarding the claims alleged in the Derivative Matters, including, inter alia: (i) reviewing and analyzing AMC press releases, public statements, and filings with the United States Securities and Exchange Commission (the “SEC”); (ii) preparing and finalizing Section 220 inspection demands, negotiating production of non-public materials pursuant to Section 220, and reviewing and analyzing non-public documents produced in response to Section 220 inspection demands and/or by agreement of the Parties; (iii) reviewing and analyzing securities analysts’ reports and

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advisories and media reports about the Company; (iv) reviewing and analyzing the pleadings in the Securities Class Action; (v) researching the applicable law with respect to the claims alleged and the potential defenses thereto; (vi) preparing and finalizing the Lyon Litigation Demand, the initial complaints in the Derivative Actions (as defined herein), and the amended complaints in the Gantulga and Kenna Actions; (vii) researching and evaluating factual and legal issues relevant to the claims; (viii) fully briefing a motion to dismiss in the Lyon Action; (ix) briefing a motion to dismiss or in the alternative to transfer the Gantulga Action; (x) conducting damages analyses and research into AMC’s corporate governance structure in connection with settlement efforts; (xi) preparing comprehensive written settlement demands and modified demands over the course of the Parties’ settlement negotiations; (xii) preparing mediation statements; (xiii) participating in the two-day Mediation and multiple follow-on settlement negotiations; (xiv) engaging in settlement negotiations with Defendants’ Counsel directly and through the Mediator with numerous emails and conference calls regarding the specific facts, and perceived strengths and weaknesses of the Derivative Matters, and other issues in an effort to facilitate negotiations; and (xv) negotiating the material terms of the Settlement, and negotiating and drafting this Stipulation.

OO.     Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon AMC and its stockholders. Based upon Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the Settlement is in the best interests of AMC and its stockholders, and have agreed to settle the Derivative Matters upon the terms of this Stipulation.

Defendants’ Denial of Wrongdoing and Liability

PP.      Defendants have denied, and continue to deny, all allegations of wrongdoing, fault, liability, or damages with respect to the Released Plaintiff Claims, including,

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but not limited to, any allegations that Defendants have committed any violations of the Exchange Act or other law, have breached any duty owed to AMC or its stockholders, have acted improperly in any way, have any liability or owe any damages of any kind to AMC or its stockholders, and/or were unjustly enriched. Defendants maintain that their conduct was at all times proper, in the best interests of AMC and its stockholders, and in compliance with applicable law. Defendants also deny that AMC or its stockholders were harmed by any conduct of Defendants that was alleged or could have been alleged in the Derivative Matters. Each of the Individual Defendants asserts that, at all relevant times, he or she acted in good faith and in a manner believed to be in the best interests of AMC and all of its stockholders.

QQ.    Nonetheless, Defendants are entering into this Stipulation and the Settlement solely to eliminate the burden, expense, and uncertainties inherent in further litigation, and without admitting the validity of any allegations made in the Derivative Matters or any liability with respect thereto, having concluded that it is desirable for the Derivative Matters to be fully and finally settled and dismissed in the manner and upon the terms and conditions set forth in this Stipulation. The Defendants have, therefore, determined that it is in the best interests of AMC and its stockholders for the Derivative Matters to be settled in the manner and upon the terms and conditions set forth in this Stipulation. For the avoidance of doubt, nothing in this Stipulation or the Settlement shall be construed as an admission by Defendants of any wrongdoing, fault, liability, or damages whatsoever.

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED, by and among the Parties, by and through their respective undersigned counsel and subject to the approval of the Court, that, in consideration for the benefits flowing to the Parties from the Settlement, (i) all Released Plaintiff Claims shall be completely, fully, finally, and forever compromised, settled,

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released, discharged, extinguished, and dismissed with prejudice as against all Released Defendant Persons, and (ii) all Released Defendant Claims shall be completely, fully, finally, and forever compromised, settled, released, discharged, extinguished, and dismissed with prejudice as against all Released Plaintiff Persons, upon and subject to the terms and conditions set forth below.

1.            DEFINITIONS

As used in this Stipulation, and all exhibits attached hereto and made a part hereof, the following capitalized terms have the meanings specified below:

1.1       “Defendants’ Counsel” means Weil, Gotshal & Manges LLP.

1.2       “Derivative Actions” means the Gantulga Action, the Kenna Action, the Manuel Action, the Dinkevich Action, and the Lyon Action.

1.3       “Derivative Matters” means the Derivative Actions together with the Lyon Litigation Demand.

1.4       “Effective Date” means the first date by which all of the events and conditions specified in Paragraph 8.1 of this Stipulation have been met and have occurred or have been waived in writing.

1.5       “Fee and Expense Award” means the sum of one million dollars ($1,000,000.00) in attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel by AMC’s director’s and officer’s insurance carriers, as detailed in Section 4 of this Stipulation, subject to approval by the Court, in full satisfaction of any and all claims for attorneys’ fees or expenses that have been, could be, or could have been asserted by Plaintiffs’ Counsel or any other counsel in connection with the Derivative Matters.

1.6       “Final” means, with respect to the Order and Final Judgment or any other Court order or judgment, that one of the following has occurred: (i) the time for the filing or noticing of any motion for reconsideration, reargument, appeal, or review of the order or judgment has expired

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without any such filing or notice; or (ii) the order or judgment has been affirmed in all material respects on an appeal or after reconsideration or other review and is no longer subject to review upon appeal, reconsideration, or other review, and the time for any petition for reconsideration, reargument, appeal, or review of such order or judgment (or any order affirming it) has expired; provided, however, that any disputes, appeals, or proceedings relating solely to the amount, payment, or allocation of attorneys’ fees and expenses shall have no effect on finality for purposes of determining the date on which the Order and Final Judgment becomes Final, and shall not prevent, limit, or otherwise affect the Order and Final Judgment.

1.7       “Notice” means the Notice of Pendency and Proposed Settlement of Stockholder Derivative Matters, Settlement Hearing, and Right to Appear, substantially in the form of Exhibit C attached hereto.

1.8       “Notice Costs” means all costs, fees, and expenses related to providing Notice of the Settlement to Company stockholders.

1.9       “Order and Final Judgment” means the Order and Final Judgment to be entered by the Court in the Derivative Actions, substantially in the form of Exhibit D attached hereto.

1.10       “Person” means any natural person, individual, corporation, professional corporation, partnership, limited partnership, limited liability partnership, limited liability company, association, affiliate, joint venture, joint stock company, investment fund, estate, legal representative, trust, unincorporated association, entity, government, or any political subdivision or agency thereof, or any other type of business or legal entity, and any spouse, heir, legatee, executor, administrator, predecessor, successor, representative, or assign of any of the foregoing.

1.11      “Plaintiffs’ Counsel” means The Brown Law Firm, P.C., The Rosen Law Firm, P.A., Walters Renwick Richards Skeens & Vaughan, P.C., Schubert Jonckheer & Kolbe LLP,

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Newman Ferrara LLP, Shuman, Glenn & Stecker, Cohen Milstein Sellers & Toll PLLC, Kaskela Law LLC, and Kahn Swick & Foti, LLC.

1.12      “Reforms” means the corporate governance reforms set forth in Exhibit A attached hereto.

1.13      “Released Claims” means, collectively, the Released Plaintiff Claims and the Released Defendant Claims.

1.14      “Released Defendant Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, counterclaims, offsets, issues, and controversies of any kind, nature, or description whatsoever, whether accrued or unaccrued, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, federal, statutory, regulatory, common, or other law or rule, including known claims and Unknown Claims, which any Defendant ever had, now has, or may have against any of the Released Plaintiff Persons that arise out of, are based upon, or relate to the institution, prosecution, or settlement of the claims asserted in the Derivative Matters. For the avoidance of doubt, the Released Defendant Claims shall not include any claims to enforce this Stipulation or the Settlement.

1.15      “Released Defendant Persons” means all persons and entities named as a defendant in the Derivative Actions or that could have been named as a defendant in the Derivative Matters, including, without limitation, the Company’s past and present officers and directors, as well as any and all of the respective current and former employers, parent entities, controlling persons, owners, members, co-investors, lenders, principals, affiliates, or subsidiaries of any of the

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foregoing, and each and all of the respective past or present officers, directors, managers, partners, limited partners, general partners, stockholders, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers of any of the foregoing.

1.16      “Released Persons” means Released Plaintiff Persons and Released Defendant Persons, collectively, and, each individually, is a “Released Person.”

1.17      “Released Plaintiff Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, counterclaims, offsets, issues, and controversies of any kind, nature, or description whatsoever, whether accrued or unaccrued, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, federal, statutory, regulatory, common, or other law or rule, including known claims and Unknown Claims, that (a) were asserted in the Derivative Matters, or (b) Plaintiffs (individually or derivatively on behalf of AMC) or AMC ever had, now have, or hereafter can, shall, or may have that, in full or in part, concern, relate to, arise out of, or are in any way connected to the claims, allegations, transactions, facts, circumstances, events, acts, disclosures, statements, representations, omissions, or failures to act alleged, set forth, referred to, or involved in the Derivative Matters. For the avoidance of doubt, the Released Plaintiff Claims shall not include any claims to enforce this Stipulation or the Settlement.

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1.18      “Released Plaintiff Persons” means Plaintiffs and any and all of their respective current and former employers, parent entities, controlling persons, owners, members, principals, affiliates, or subsidiaries, and each and all of their respective past or present officers, directors, managers, partners, limited partners, general partners, stockholders, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers.

1.19      “Releases” means the releases set forth in Paragraphs 5.2-5.3 of this Stipulation.

1.20      “Scheduling Order” means the Order to be entered by the Court in the Derivative Actions, substantially in the form of Exhibit B attached hereto, providing for, among other things, the scheduling of the Settlement Hearing, the dissemination of Notice of the Settlement to Company stockholders, and an injunction against the prosecution of any of the Released Plaintiff Claims or Released Defendant Claims, pending further Order of the Court.

1.21      “Settlement” means the settlement and compromise between Plaintiffs and Defendants on the terms and conditions as set forth in this Stipulation.

1.22      “Settlement Hearing” means the hearing set by the Court to consider, among other things: (i) the Settlement and final approval of the Settlement; (ii) the joint request of the Parties that the Order and Final Judgment be entered; and (iii) any objections to any of the foregoing.

1.23      “Unknown Claims” means any claims that a Party does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to the Settlement. With respect to any and all Released Plaintiff Claims and Released Defendant Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, the Parties shall expressly waive any and all

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provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Parties acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement. The Parties may hereafter discover facts in addition to or different from those that they now know or believe to be true with respect to the Released Claims, but, upon the Effective Date, the Parties shall be deemed to have, and by operation of the Order and Final Judgment shall have, fully, finally, and forever settled and released any and all Released Claims known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, which now exist, heretofore have existed, or may in the future exist, upon any theory of law or equity, from the beginning of time through the date of execution of this Stipulation, without regard to the subsequent discovery or existence of such different or additional facts.

2.       SETTLEMENT CONSIDERATION

2.1       In consideration for the full and final release, settlement, dismissal, and discharge of any and all of the Released Claims against the Released Persons, the Parties have agreed that AMC is required to implement the Reforms set forth in Exhibit A attached hereto.

2.2       The Company and the Individual Defendants acknowledge and agree that Plaintiffs’ efforts were a substantial factor in the Company’s decision to adopt, implement, and maintain the Reforms, which confer a substantial benefit on the Company and its stockholders.

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3.       SCHEDULING ORDER AND NOTICE

3.1       Promptly after execution of this Stipulation, the Parties shall submit this Stipulation, together with its exhibits, to the Court, and shall jointly apply for entry of the Scheduling Order, substantially in the form of Exhibit B attached hereto, requesting, among other things, the scheduling of the Settlement Hearing, the dissemination of Notice of the Settlement to Company stockholders, and an injunction against the prosecution of any of the Released Plaintiff Claims or Released Defendant Claims, pending further order of the Court.

3.2       AMC shall undertake the administrative responsibility for providing the Notice to its stockholders, and will pay all Notice Costs (which may be reimbursed by AMC’s directors’ and officers’ insurance carriers). The Parties agree to jointly seek the scheduling of the Settlement Hearing to take place no earlier than sixty (60) calendar days from provision of Notice to the Company’s stockholders. Within ten (10) calendar days after the entry of the Scheduling Order, AMC shall: (1) post a copy of the Notice, substantially in the form of Exhibit C attached hereto, and Stipulation and the exhibits thereto on the Company’s website, which will remain on the website through the date of the Settlement Hearing; (2) file with the SEC a Current Report on Form 8-K briefly describing the Settlement and stating where AMC stockholders can locate this Stipulation and the Notice on AMC’s website; and (3) issue the Notice via press release on Business Wire. The Parties believe the Notice constitutes adequate and reasonable notice to AMC stockholders pursuant to applicable law and due process. No later than twenty (20) calendar days following entry of the Scheduling Order, Defendants’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to the provision of the Notice in the manner specified in this Paragraph.

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4.       ATTORNEYS’ FEES AND REIMBURSEMENT OF EXPENSES

4.1       In recognition of the fact that Plaintiffs’ efforts were a substantial factor in AMC’s decision to adopt, implement, and maintain the Reforms, which confer a substantial benefit on AMC and its stockholders, AMC’s directors’ and officers’ insurance carriers, subject to Court approval, shall pay Plaintiffs’ Counsel the one million dollar ($1,000,000.00) Fee and Expense Award, in full satisfaction of any and all claims for attorneys’ fees or expenses that have been, could have been, or could be asserted by Plaintiffs’ Counsel or any other counsel in connection with the Derivative Matters.

4.2       It is not a condition of this Stipulation, the Settlement, or the Order and Final Judgment that the Court award any attorneys’ fees or expenses to Plaintiffs’ Counsel. The Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of the Fee and Expense Award. In the event that the Court does not award attorneys’ fees or expenses, or in the event the Court makes an award in an amount that is less than the amount requested by Plaintiffs’ Counsel or is otherwise unsatisfactory to Plaintiffs’ Counsel, or in the event that any such award is vacated or reduced on appeal, this Stipulation and the Settlement, including the effectiveness of the Releases and other obligations of the Parties set forth in this Stipulation, nevertheless shall remain in full force and effect.

4.3       Unless the Settlement is terminated pursuant to the terms of this Stipulation, the Fee and Expense Award, or such other amount as may be awarded by the Court, shall constitute final and complete payment for Plaintiffs’ Counsel’s attorneys’ fees and expenses that have been, could have been, or will be incurred in connection with the Derivative Matters. The Fee and Expense Award shall be funded to the escrow account of The Brown Law Firm, P.C. (the “Escrow Account”) by AMC’s directors’ and officers’ insurance carriers within forty-five (45) calendar days of the latter of the date that: (i) the Court enters the Scheduling Order; and (ii) Plaintiffs’

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Counsel provides Defendants’ Counsel with wire transfer instructions for the Escrow Account and an executed Form W-9. Defendants shall have no responsibility for, nor bear any risk or liability with respect to, the Escrow Account, its operation, or any taxes or expenses incurred in connection with the Escrow Account. Plaintiffs’ Counsel shall be solely responsible for any administrative costs associated with the Escrow Account, as well as the filing of all informational and other tax returns with the Internal Revenue Service, or any other state or local taxing authority, as may be necessary or appropriate.

4.4       The Fee and Expense Award shall remain in the Escrow Account until the entry of an order approving the Fee and Expense Award, at which time the Fee and Expense Award shall be immediately releasable to Plaintiffs’ Counsel, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof. No payment from the Escrow Account shall be permitted without the consent of all Plaintiffs’ Counsel. The Fee and Expense Award shall be subject to the obligation of Plaintiffs’ Counsel to make appropriate refunds or repayments to AMC’s directors’ and officers’ insurance carriers as appropriate, if the Settlement is terminated or if, as a result of any appeal or further proceedings on remand or successful collateral attack, the Fee and Expense Award is reduced or reversed and such order reducing or reversing the Fee and Expense Award has become Final. If the Fee and Expense Award is reduced following any appeal, Plaintiffs’ Counsel will pay AMC’s directors’ and officers’ insurance carriers the amount by which the Fee and Expense Award was reduced within twenty (20) calendar days of such order. Should the Court order the payment of attorneys’ fees and expenses to Plaintiffs’ Counsel in an amount less than one million dollars ($1,000,000.00) prior to, or at the time of, entry of the Order and Final Judgment, then only the Court-approved amount shall be released to Plaintiffs’ Counsel. Any amounts remaining in the

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Escrow Account shall be returned to AMC’s directors’ and officers’ insurance carriers within twenty (20) calendar days of: (a) receiving from Defendants’ Counsel notice of any termination of the Settlement; or (b) entry of any Final order or judgment reducing or reversing the Fee and Expense Award.

4.5        Defendants, including AMC, shall have no responsibility for, and no liability with respect to, the allocation of the attorneys’ fees and expenses awarded to Plaintiffs’ Counsel or distribution of attorneys’ fees and expenses from the Escrow Account.

4.6         Plaintiffs’ Counsel shall allocate the Fee and Expense Award among themselves. Plaintiffs’ Counsel agree that any disputes regarding the allocation of the Fee and Expense Award, including any disputes regarding reimbursement of expenses, among them shall be presented to and be mediated, and, if necessary, finally decided and resolved, by the Mediator on the terms and subject to the processes and procedures set forth by the Mediator. The Mediator’s fees and costs for any such mediation and/or arbitration shall be borne solely by Plaintiffs’ Counsel and allocated among Plaintiffs’ Counsel by agreement or as finally determined by the Mediator. Defendants shall have no responsibility for, and no liability with respect to, the allocation of the attorneys’ fees and expenses awarded among Plaintiffs’ Counsel and/or to any other person who may assert some claim thereto. Any dispute regarding any allocation of fees or expenses among Plaintiffs’ Counsel shall have no effect on the Settlement.

4.7       Plaintiffs’ Counsel may apply to the Court for a service award of up to two thousand dollars ($2,000.00) for each of Plaintiffs (“Service Awards”), only to be paid upon Court approval, and to be paid from the Fee and Expense Award in recognition of Plaintiffs’ participation and effort in the prosecution of the Derivative Matters. Defendants shall not oppose Plaintiffs’ Counsel’s application for the Service Awards. The failure of the Court to approve any Service

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Award, in whole or in part, shall have no effect on the Settlement set forth in this Stipulation, and the effectiveness of the Releases and other obligations of the Parties set forth in this Stipulation nevertheless shall remain in full force and effect.

5.       RELEASES

5.1       The obligations incurred pursuant to this Stipulation and the Settlement are in consideration of the full and final disposition of the Derivative Matters as against Defendants and the Releases provided for herein.

5.2       Pursuant to the Order and Final Judgment, without further action by anyone, upon the Effective Date of the Settlement, AMC, the Released Plaintiff Persons (individually and derivatively on behalf of AMC), and each and every stockholder of AMC, derivatively on behalf of AMC, shall and hereby completely, fully, finally, and forever release, relinquish, settle, and discharge his, her, or its right to assert any or all of the Released Plaintiff Claims (including Unknown Claims) against any of the Released Defendant Persons, and shall be forever barred and enjoined from commencing, asserting, instituting, or in any way participating in the commencement or prosecution of any action or other proceeding, in any forum, involving any of the Released Plaintiff Claims against any of the Released Defendant Persons.

5.3       Pursuant to the Order and Final Judgment, without further action by anyone, upon the Effective Date of the Settlement, AMC and the Released Defendant Persons each shall and hereby completely, fully, finally, and forever release, relinquish, settle, and discharge his, her, or its right to assert any or all of the Released Defendant Claims (including Unknown Claims) against any of the Released Plaintiff Persons, and shall be forever barred and enjoined from commencing, asserting, instituting, or in any way participating in the commencement or prosecution of any action or other proceeding, in any forum, involving any of the Released Defendant Claims against any of the Released Plaintiff Persons.

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5.4      As of the Effective Date, the Parties shall be finally and forever bound by the Settlement and the Order and Final Judgment. The Order and Final Judgment, including, without limitation, the Releases set forth in Paragraphs 5.2-5.3 above, shall have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Defendant Persons and/or the Released Plaintiff Persons.

5.5      Notwithstanding Paragraphs 5.2-5.3 above, nothing in the Order and Final Judgment shall bar any action by any of the Parties to enforce the terms of this Stipulation or the Order and Final Judgment.

6.                  TERMS OF THE ORDER AND FINAL JUDGMENT

6.1       If the Settlement contemplated by this Stipulation is approved by the Court, Plaintiffs’ Counsel and Defendants’ Counsel shall jointly request that the Court enter the Order and Final Judgment, substantially in the form of Exhibit D attached hereto.

7.                  STAY OF PROCEEDINGS

7.1        The Parties agree that the Derivative Actions are hereby stayed in their entirety, and that the Parties shall not initiate any proceedings in the Derivative Actions or otherwise, except those related to the Settlement.

7.2       If any action is filed in any state or federal court asserting any of the Released Claims prior to final approval of the Settlement, the Parties shall use their reasonable best efforts to prevent, stay, or seek the dismissal of such action, and to oppose the entry of any interim or final relief in favor of the plaintiff in such action against any of the Released Defendant Persons that challenges the Settlement or otherwise involves any of the Released Plaintiff Claims.

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8. CONDITIONS OF SETTLEMENT; EFFECT OF DISAPPROVAL, CANCELLATION, OR TERMINATION

8.1      The Effective Date of this Stipulation shall be deemed to occur upon the occurrence or waiver of all of the following events:

a.                   Court approval of the Notice, substantially in the form of Exhibit C attached hereto, and the subsequent dissemination of the Notice to AMC stockholders;

b.                  the Court has approved the Settlement as described herein, following dissemination of the Notice to AMC stockholders and a hearing, if any, and entered the Order and Final Judgment in all material respects in the form of Exhibit D attached hereto, approving the Settlement, dismissing the Derivative Actions with prejudice, and entering the Releases, without awarding costs to any party, except as provided herein; and

c.                   the passing of the date upon which the Order and Final Judgment becomes Final.

8.2          This Stipulation is expressly conditioned on and subject to the Court’s entry of the Order and Final Judgment in all material respects and the Order and Final Judgment becoming Final.

8.3        If any of the conditions specified above in Paragraph 8.1 are not met, then this Stipulation shall be canceled and terminated subject to Paragraph 8.5, unless counsel for the Parties mutually agree in writing to proceed with this Stipulation and the Settlement.

8.4        Plaintiffs (provided they unanimously agree amongst themselves) and Defendants (provided they unanimously agree amongst themselves) shall each have the right to terminate the Settlement and this Stipulation by providing written notice of their election to do so (“Termination Notice”) to the other Parties within thirty (30) calendar days of: (a) the Court’s refusal to enter the Scheduling Order in any respect that materially alters the rights and obligations of the Parties with

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respect to the Settlement; (b) the Court’s refusal to approve the Settlement or any material part thereof; (c) the Court’s refusal to enter the Order and Final Judgment in any material respect; or (d) the date upon which an order vacating, modifying, revising, or reversing the Order and Final Judgment becomes Final. For the avoidance of doubt, the Releases provided for in the Settlement and the Order and Final Judgment are material terms. In the event that the Settlement is terminated, the provisions of Paragraph 8.5 below shall apply. Any decision or proceeding, whether in this Court or any appellate court, solely with respect to the Fee and Expense Award or any other application for an award of attorneys’ fees or expenses, however, shall not be considered material to the Settlement, shall not affect the finality of the Order and Final Judgment, and shall not be grounds for termination of the Settlement.

8.5       If, for any reason, the Effective Date of this Stipulation does not occur, including if the Parties exercise their right to terminate the Settlement pursuant to Paragraph 8.4 above, or if this Stipulation is in any way canceled, terminated or fails to become Final in accordance with its terms: (a) the Settlement and the terms and provisions of this Stipulation (other than those set forth in Paragraphs 4.4, 4.5, 8.1, 8.3, 8.5, 9.1, 10.3-10.5, 10.15, and 10.16, hereof) shall be canceled and have no further force and effect; (b) all Parties shall be restored to their respective positions in the Derivative Matters as of the date of this Stipulation, and the Parties shall proceed in all respects as if this Stipulation had not been entered; (c) all Releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (d) the Fee and Expense Award paid to Plaintiffs’ Counsel shall be refunded and returned to AMC’s directors’ and officers’ insurance carriers within twenty (20) calendar days of the cancellation or termination; and (e) statements made in connection with the Mediation and negotiation of the Settlement and this Stipulation shall be without prejudice in any way to the positions of the Parties with respect to

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the Derivative Matters, shall not be deemed or construed to be an admission of fact or wrongdoing by any Party of any act, matter, or proposition, shall not entitle any Party to recover any fees, costs, or expenses incurred in connection with the Derivative Matters, and shall not be used in any manner for any purpose in any subsequent proceeding in the Derivative Matters or any other action or proceeding.

9.       NO ADMISSION OF WRONGDOING

9.1       Neither this Stipulation, nor the fact or any terms of the Settlement, nor any negotiations or proceedings in connection therewith is or shall be deemed to be evidence of, or a presumption, admission, or concession by any Party or any Released Person of any fault, liability, or wrongdoing whatsoever, concerning the Derivative Matters or the facts and circumstances giving rise to the Derivative Matters. This Stipulation is not a finding or evidence of the validity or invalidity of any claims or defenses in the Derivative Matters or any other actions or proceedings, or of any wrongdoing by any Defendant or of any damages or injury to Plaintiff, AMC, or any AMC stockholder. Neither this Stipulation, nor the negotiations leading to the execution of this Stipulation, nor any proceedings taken pursuant to or in connection with this Stipulation, and/or approval of the Settlement (including any arguments proffered in connection therewith): (a) shall be offered against any of the Released Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, proof, or admission by any of the Released Persons or with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted in the Derivative Matters or in any other litigation, or the deficiency of any defense that has been or could have been asserted in the Derivative Matters or in any other litigation, or of any liability, negligence, fault, injury, acts, omissions, or other wrongdoing of any kind by any of the Released Persons, or in any way referred to for any other reason as against any of the Released Persons, in any civil, criminal, or administrative action or

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proceeding, other than such proceedings as may be necessary to effectuate or enforce the Settlement; (b) shall be offered against any of the Released Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, proof, or admission by any of the Released Persons that any of their claims or defenses are without merit, or that damage recoverable for the Derivative Matters would not have exceeded the Settlement consideration, or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason against any of the Released Persons, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate or enforce the Settlement; nor (c) shall otherwise be admissible, referred to, or used in any proceeding of any nature, for any purpose whatsoever; provided, however, that this Stipulation and/or the Order and Final Judgment may be introduced in any proceeding, whether in the Court or otherwise, as may be necessary to argue that this Stipulation and/or the Order and Final Judgment has res judicata, collateral estoppel, or other issue or claim preclusion effect, or to otherwise consummate or enforce this Stipulation and/or the Order and Final Judgment.

10.       MISCELLANEOUS PROVISIONS

10.1       The Parties: (a) acknowledge that it is their intent to obtain final approval by the Court of the Settlement; (b) agree to act in good faith and cooperate to take all reasonable and necessary steps to expeditiously implement the terms and conditions of this Stipulation; and (c) agree to use their best efforts to promptly agree upon and execute all such other documentation as may be reasonably required to obtain final approval of the Settlement by the Court.

10.2       The Parties intend this Stipulation and the Settlement to be a final and complete resolution of all disputes asserted or which could be asserted by Plaintiffs (individually or derivatively on behalf of AMC) or AMC against the Released Defendant Persons with respect to the Released Plaintiff Claims. Accordingly, the Parties and their counsel agree not to assert in any

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forum that any of the Derivative Matters was brought or defended in bad faith, without a reasonable basis, or in violation of Rule 11 of the Federal Rules of Civil Procedure. The Parties agree that the Settlement consideration and the other terms of the Settlement were negotiated at arm’s-length and in good faith by the Parties, and reflect the Settlement that was reached voluntarily after negotiations and consultation with experienced legal counsel, who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses.

10.3          The Parties agree to continue to preserve the confidentiality of documents pursuant to the stipulated protective orders entered by the Court in the Derivative Actions.

10.4          Information or materials obtained in the Mediation remain confidential and may not be used or offered in any proceeding for any purpose.

10.5         The terms of the Settlement, as reflected in this Stipulation, may not be modified or amended, nor may any of the provisions herein be waived, except by a writing signed on behalf of each of the Parties (or their successors-in-interest).

10.6          This Stipulation shall be deemed drafted equally by all Parties and will not be construed against any Party as the drafter.

10.7         The headings herein are used for the purpose of convenience only and are not meant to have legal effect.

10.8         The waiver by any Party of any breach of this Stipulation by any other Party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation.

10.9         No representations, warranties, or inducements have been made to any of the Parties concerning this Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents.

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10.10     The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

10.11      This Stipulation and the exhibits attached hereto constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous oral and written agreements and discussions.

10.12      In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail.

10.13     This Stipulation may be executed in one or more counterparts, including by signature transmitted by facsimile or e-mailed PDF files. Each counterpart, when so executed, shall be deemed to be an original, and all such counterparts together shall constitute the same instrument.

10.14     This Stipulation shall be binding upon and shall inure to the benefit of the Parties (and, in the case of the Releases, all of the Released Persons) and their respective agents, heirs, executors, administrators, transferees, predecessors, predecessors-in-interest, affiliates, successors, successors-in-interest, and assigns, including any corporation, partnership, or other entity into or with which any Party hereto may merge, consolidate, or reorganize. The Parties acknowledge and agree, for the avoidance of doubt, that the Released Persons are intended beneficiaries of this Stipulation and are entitled to enforce the Releases contemplated by the Settlement.

10.15     This Stipulation shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of New York, and the rights and obligations of the Parties shall be construed and enforced in accordance with, and governed by, the internal,

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substantive laws of the State of New York without giving effect to that State’s choice of law principles.

10.16      The exclusive forum for the adjudication of any disputes arising under this Stipulation shall be the Court. Without affecting the finality of the Order and Final Judgment entered in accordance with this Stipulation, each Party accepts and consents that the Court shall retain jurisdiction to implement and enforce the terms of this Stipulation and the Order and Final Judgment, and to consider any matters or disputes arising out of or relating to the Settlement, including the Fee and Expense Award, and the Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in this Stipulation and the Order and Final Judgment.

10.17      Each Plaintiff represents and warrants that he or she: (a) has been a continuous stockholder of AMC at all times relevant to the allegations in the Derivative Matters; and (b) will remain an AMC stockholder through the Effective Date. Plaintiffs and Plaintiffs’ Counsel represent that none of the claims or causes of action asserted in the Derivative Actions or any claims that Plaintiffs could have asserted in the Derivative Matters, have been assigned, encumbered, or in any manner transferred, in whole or in part.

10.18       All counsel and any other person executing this Stipulation and any of the exhibits hereto, or any related Settlement documents, warrant and represent that they have the full authority to do so and that they have the authority to take appropriate action required or permitted to be taken pursuant to this Stipulation to effectuate its terms.

10.19      Pending the Effective Date or the termination of the Stipulation according to its terms, Plaintiffs and all other AMC stockholders, and anyone who acts or purports to act on their behalf, are barred and enjoined from commencing, prosecuting, instigating, or in any way

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participating in the commencement or prosecution of any action asserting any Released Claims against any of the Released Persons in any court or tribunal.

10.20     Any Party may give notice or service to another Party under this Stipulation. Such notice shall be in writing and shall be deemed to have been duly given upon receipt of hand delivery or email transmission. Notice shall be provided as follows:

If to Plaintiff Gantulga:	THE BROWN LAW FIRM, P.C.
Attn: Timothy Brown
767 Third Avenue, Suite 2501
New York, New York 10017
E-mail: tbrown@thebrownlawfirm.net

If to Plaintiff Kenna:	THE ROSEN LAW FIRM, P.A.
Attn: Phillip Kim
275 Madison Avenue, 40th Floor
New York, New York 10016
E-mail: pkim@rosenlegal.com

If to Plaintiff Manuel:	SCHUBERT JONCKHEER & KOLBE LLP
Attn: Willem F. Jonckheer
2001 Union Street, Suite 200
San Francisco, California 94123
Email: wjonckheer@sjk.law

If to Plaintiffs Dinkevich and/or Carter:	SHUMAN, GLENN & STECKER
Attn: Rusty E. Glenn
600 17th Street, Suite 2800 South
Denver, Colorado 80202
Email: rusty@shumanlawfirm.com

If to Plaintiff Lyon:	KAHN SWICK & FOTI, LLC
Attn: Melinda A. Nicholson
1100 Poydras Street – Suite 960
New Orleans, Louisiana 70163
Email: melinda.nicholson@ksfcounsel.com

If to Defendants:	WEIL, GOTSHAL & MANGES LLP
Attn: John A. Neuwirth
767 Fifth Avenue
New York, New York 10153
Email: john.neuwirth@weil.com

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10.21      Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any provisions of this Stipulation.

10.22    Except as otherwise provided herein, each Party shall bear its own costs.

10.23      Whether or not this Stipulation is approved by the Court and whether or not this Stipulation and the Settlement is consummated, or the Effective Date occurs, the Parties and their counsel shall use their best efforts to keep all negotiations, discussions, acts performed, agreements, drafts, documents, and proceedings in connection with this Stipulation confidential and all such negotiations, discussions, acts performed, agreements, drafts, documents, and proceedings shall be inadmissible in any proceeding, including in any U.S. federal or state court or other tribunal, in accordance with Rule 408 of the Federal Rules of Evidence, as if such Rule applied in all respects in any such proceeding or forum.

IN WITNESS WHEREOF, the Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated June 14, 2023.

Dated: June 14, 2023	THE BROWN LAW FIRM, P.C.

By: /s/ Timothy Brown
Timothy Brown
767 Third Avenue, Suite 2501
New York, NY 10017
Telephone: (516) 922-5427

Counsel for Plaintiff Gantulga

Dated: June 14, 2023	THE ROSEN LAW FIRM, P.A.

By: /s/ Phillip Kim
Phillip Kim
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060

Counsel for Plaintiffs Gantulga and Kenna

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Dated: June 14, 2023	SCHUBERT JONCKHEER & KOLBE LLP

By: /s/ Robert C. Schubert
Robert C. Schubert
Willem F. Jonckheer
2001 Union St., Suite 200
San Francisco, CA 94123
Telephone: (415) 788-4220

NEWMAN FERRARA LLP
Jeffrey M. Norton
1250 Broadway, 27th Floor
New York, NY 10001
Telephone: (212) 619-5400

Counsel for Plaintiff Manuel

Dated: June 14, 2023	SHUMAN, GLENN & STECKER

By: /s/ Rusty E. Glenn
Rusty E. Glenn
600 17th Street, Suite 2800
South Denver, CO 80202
Telephone: (303) 861-3003

Brett D. Stecker
326 W. Lancaster Avenue
Ardmore, PA 19003
Telephone: (303) 861-3003

COHEN MILSTEIN SELLERS & TOLL PLLC
Richard A. Speirs
88 Pine Street, 14th Fl.
New York, NY 10005
Telephone: (212) 838-7797

KASKELA LAW LLC
D. Seamus Kaskela
18 Campus Blvd., Suite 110
Newtown Square, PA 19073
Telephone: 484-258-1585

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Counsel for Plaintiffs Dinkevich and Carter

Dated: June 14, 2023	KAHN SWICK & FOTI, LLC

By: /s/ Melinda A. Nicholson
Melinda A. Nicholson
Nicolas Kravitz
1100 Poydras Street, Suite 960
New Orleans, LA 70163
Telephone: (504) 455-1400

J. Ryan Lopatka
250 Park Ave., Suite 2040
New York, NY 10177
Telephone: (212) 696-3730

Counsel for Plaintiff Lyon

Dated: June 14, 2023	WEIL, GOTSHAL & MANGES LLP

By: /s/ John A. Neuwirth
John A. Neuwirth
Joshua S. Amsel
Stefania D. Venezia Matthew S. Connors
767 Fifth Avenue
New York, NY 10153
Tel: (212) 310-8000

Counsel for Nominal Defendant AMC Entertainment Holdings, Inc. and Defendants Adam M. Aron, Craig R. Ramsey, Chris A. Cox,Lincoln Zhang, Jack Q. Gao, Lloyd L. Hill, Gary F. Locke, Howard W. Koch, Jr., Kathleen M. Pawlus, Anthony J. Saich, Mao Jun Zeng, Philip Lader, Lee E. Wittlinger, and Adam J. Sussman

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EXHIBIT A

CORPORATE GOVERNANCE REFORMS

To fully resolve the Dinkevich, Manuel, Gantulga, Kenna, and Lyon Actions, and the Lyon Litigation Demand (collectively, the “Derivative Matters”), AMC Entertainment Holdings, Inc. (“AMC” or the “Company”) agrees to adopt the following corporate governance reforms (the “Reforms”) and keep the Reforms in Sections II, III, and IV in place for at least five (5) years unless, and only if, AMC’s Board of Directors (the “Board”) determines in a good faith exercise of its business judgment that a policy, procedure, control, or agreement term is not in the Company’s best interest or conflicts with any provision of any applicable law, including, without limitation, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any rules or regulations promulgated thereunder.1 If any of the Reforms in Sections II, III, or IV is eliminated or modified before it has been in place for at least five (5) years, the Board shall, within one hundred twenty (120) business days, adopt a replacement provision that, in the business judgment of the Board, accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if the Board determines in a good faith exercise of its business judgment that a replacement provision is not in the Company’s best interest or conflicts with any provision of any applicable law. Any changes that are made pursuant to the above shall be disclosed in a public filing with the U.S. Securities and Exchange Commission (the “SEC”) or on the Company’s website.

The Company and the Individual Defendants2 acknowledge and agree that Plaintiffs’ efforts were a substantial factor in the Company’s decision to adopt, implement, and maintain the Reforms, which confer a substantial benefit on the Company and its stockholders.

I.         APPOINTMENT OF ONE NEW INDEPENDENT DIRECTOR

No later than six (6) months following the Order and Final Judgment becoming Final, the Company shall appoint a new independent director, pursuant to the following process.

The Nominating and Corporate Governance Committee (the “Governance Committee”) shall identify and screen one or more individuals to recommend to the Board to serve as an independent director of the Board. Once a candidate is identified, the Board shall, subject to its fiduciary duties, elect the candidate to fill a director vacancy to serve until the next Annual Meeting of Stockholders to vote on the class of directors to which the candidate is elected is held and the candidate can be nominated for election by the Company’s stockholders.

In discharging this role, the Governance Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records,

1  Any capitalized terms used but not defined in this Exhibit A shall have the meanings given to them in the Stipulation of Settlement, dated June 14, 2023.

2 The term “Individual Defendants” refers, collectively, to Adam M. Aron, Craig R. Ramsey, Chris A. Cox, Lincoln Zhang, Jack Q. Gao, Lloyd L. Hill, Gary F. Locke, Howard W. Koch, Jr., Kathleen M. Pawlus, Anthony J. Saich, Maojun Zeng, Philip Lader, Lee E. Wittlinger, and Adam J. Sussman.

facilities, and personnel of AMC, and, subject to the direction of the Board, the Governance Committee is authorized and delegated the authority to act on behalf of the Board with respect to any matter necessary or appropriate to the accomplishment of this role. The Governance Committee also has the power to retain outside counsel, director search and recruitment consultants, and/or other advisors to assist it in carrying out this role. The Governance Committee shall have the sole authority to retain, compensate, direct, oversee, and terminate any such outside counsel, director search and recruitment consultants, and/or other advisors hired to assist the Governance Committee, who shall be accountable ultimately to the Governance Committee. The Governance Committee shall set the compensation, and oversee the work, of any outside counsel, director search and recruitment consultants, and/or other advisors retained by the Governance Committee. AMC shall provide adequate resources to support the Governance Committee’s activities in connection with this role, including compensation of the Governance Committee’s counsel, consultants, and/or other advisors.

II.	IMPROVEMENTS TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

AMC shall adopt a resolution to amend the Nominating and Corporate Governance Committee Charter (the “Governance Committee Charter”). The amended Governance Committee Charter shall be posted on the Company’s website. The Governance Committee Charter shall be amended to include the following:

1.                  The Governance Committee shall meet with each prospective new Board member prior to his or her nomination to the Board, and then recommend whether such individual shall be nominated for membership to the Board. Such review shall require, inter alia, a background check of each candidate;

2.                 Potential disqualifying conflicts of interests to be considered shall include familial relationships with Company officers or directors, interlocking directorships, substantial business, civic, and/or social relationships with other members of the Board, and business relationships with the Company that could impair the prospective Board member’s ability to act independently from the other Board members or the Company;

3.                  The Governance Committee shall work with the Audit Committee in fulfilling its duties related to the Company’s corporate governance principles and oversight of the Company’s compliance with applicable laws and regulations; and

4.                  In accordance with its duties to develop principles of corporate governance and recommend such principles to the Board, the Governance Committee shall ensure that any agreed upon corporate governance principles or guidelines are widely available to the public, through the Company’s website or otherwise.

In discharging this role, the Governance Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities, and personnel of AMC, and, subject to the direction of the Board, the Governance Committee is authorized and delegated the authority to act on behalf of the Board with respect to any matter necessary or appropriate to the accomplishment of this role. The Governance

Committee also has the power to retain outside counsel, director search and recruitment consultants, and/or other advisors to assist it in carrying out this role. The Governance Committee shall have the sole authority to retain, compensate, direct, oversee, and terminate outside counsel, director search and recruitment consultants, and/or other advisors hired to assist the Governance Committee, who shall be accountable ultimately to the Governance Committee. The Governance Committee shall set the compensation, and oversee the work, of any outside counsel, director search and recruitment consultants, and/or other advisors retained by the Governance Committee. AMC shall provide adequate resources to support the Governance Committee’s activities in connection with this role, including compensation of the Governance Committee’s counsel, consultants, and/or other advisors.

III.       IMPROVEMENTS TO THE COMPENSATION COMMITTEE CHARTER

AMC shall adopt a resolution to amend the Compensation Committee Charter. The amended Compensation Committee Charter shall be posted on the Company’s website. The Compensation Committee Charter shall be amended to include the following:

1.         In determining, setting, or approving annual short-term compensation arrangements, the Compensation Committee shall take into account the particular executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures. This shall not affect payments or benefits that are required to be paid pursuant to the Company’s plans, policies, or agreements; and

2.         In determining, setting, or approving termination benefits and/or separation pay to executive officers, the Compensation Committee shall take into consideration the circumstances surrounding the particular executive officer’s departure from the Company and the executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures. This shall not affect payments or benefits that are required to be paid pursuant to the Company’s plans, policies, or agreements.

In discharging this role, the Compensation Committee is empowered to inquire into any matter that it considers appropriate to carry out its responsibilities, with access to all books, records, facilities, and personnel of the Company, and, subject to the direction of the Board, the Compensation Committee is authorized and delegated the authority to act on behalf of the Board with respect to any matter necessary or appropriate to the accomplishment of this role. The Compensation Committee also has the power to retain outside counsel, compensation consultants, and/or other advisors to assist it in carrying out its activities in connection with this role. The Compensation Committee shall have the sole authority to retain, compensate, direct, oversee, and terminate outside counsel, compensation consultants, and/or other advisors hired to assist the Compensation Committee, who shall be accountable ultimately to the Compensation Committee. The Compensation Committee shall set the compensation, and oversee the work, of any outside counsel, compensation consultants, and/or other advisors retained by the Compensation Committee. AMC shall provide adequate resources to support the Compensation Committee’s

3

activities in connection with this role, including compensation of the Compensation Committee’s counsel, consultants, and/or other advisors.3

IV.       EMPLOYEE COMPLIANCE TRAINING

The Company shall mandate a Compliance Management Program to be headed by the Company’s Compliance Director. The training program shall cover all matters of compliance with Company policies and relevant laws and regulations. Specifically, the Company shall mandate that the training program include the following:

1.                  The Compliance Director shall facilitate and oversee training for all members of the Company’s theater support center accounting team who hold a title of manager or higher and who have responsibility for SEC reporting and/or establishing the Company’s accounting policies concerning compliance with Generally Accepted Accounting Principles (GAAP) and other financial reporting regulations and policies, including changes in the law;

2.                 All such theater support center accounting employees shall receive training concerning the Company’s corporate governance policies appropriate to his or her position (including, without limitation, the Code of Business Conduct and Ethics, the Governance Guidelines, the Insider Trading Policy, and the Code of Compliance) and recent developments regarding the implementation of such policies;

3.                  All such employee training shall be conducted in the employee’s first year of employment and, thereafter, at least once every two (2) years;

4.                  Upon completion of training, the employee receiving the training shall provide a certification as to his or her receipt and understanding of his or her obligations under the Company’s policies; and

5.                  The Compliance Director will keep a record of all certifications and shall promptly notify employees who fail to provide certifications and their supervisors.

3 After the Parties reached an agreement in principle on the material terms of the Settlement on June 21, 2022, but before the Parties executed the formal Stipulation of Settlement, AMC appointed a new independent director, Denise “Dee” Clark, who joined the Board effective January 1, 2023, and made the improvements to its Nominating and Corporate Governance Committee and Compensation Committee Charters set forth in these Reforms.

4

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

NARANBOLD GANTULGA, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, MAOJUN ZENG, ANTHONY J. SAICH, LLOYD HILL, GARY F. LOCKE, HOWARD W. KOCH, JR., KATHLEEN M. PAWLUS, and DALIAN WANDA GROUP CO.,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

Case No. 1:18-cv-10007-ALC Exhibit B

[additional caption on next page]

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

JENNIFER KENNA, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, MAOJUN ZENG, ANTHONY J. SAICH, LLOYD HILL, GARY F. LOCKE, HOWARD W. KOCH, JR., KATHLEEN M. PAWLUS, and DALIAN WANDA GROUP CO.,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

Case No. 1:19-cv-09148-ALC

[additional caption on next page]

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

LORRA MANUEL, Derivatively on Behalf of Nominal Defendant AMC ENTERTAINMENT HOLDINGS, INC.,

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, LLOYD L. HILL, HOWARD W. KOCH, JR., GARY F. LOCKE, KATHLEEN M. PAWLUS, ANTHONY J. SAICH, and MAOJUN ZENG,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

Case No. 1:20-cv-02456-ALC

[additional caption on next page]

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

DAVID DINKEVICH and ANN CARTER, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, LLOYD HILL, HOWARD W. KOCH, JR., GARY F. LOCKE, KATHLEEN M. PAWLUS, ANTHONY J. SAICH, and MAOJUN ZENG,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

Case No. 1:20-cv-02870-ALC

[PROPOSED] SCHEDULING ORDER

WHEREAS, (1) Plaintiff Naranbold Gantulga in the action captioned Gantulga v. Aron, et al., Case No. 1:18-cv-10007-ALC (S.D.N.Y.) (the “Gantulga Action”), Plaintiff Jennifer Kenna in the action captioned Kenna v. Aron, et al., Case No. 1:19-cv-09148-ALC (S.D.N.Y.) (the “Kenna Action”), Plaintiff Lorra Manuel in the action captioned Manuel v. Aron, et al., Case No. 1:20-cv-02456-ALC (S.D.N.Y.) (the “Manuel Action”), Plaintiffs David Dinkevich and Ann Carter in the action captioned Dinkevich, et al. v. Aron, et al., Case No. 1:20-cv-02870-ALC (S.D.N.Y.) (the “Dinkevich Action”), and Plaintiff John R. Lyon (together with Plaintiffs Gantulga, Kenna, Manuel, Dinkevich, and Carter, “Plaintiffs”) in the action captioned Lyon v. Aron, et al., Case No. 1:21-cv-07940-ALC (S.D.N.Y.) (the “Lyon Action,” and together with the Gantulga, Kenna, Manuel, and Dinkevich Actions, the “Derivative Actions”); (2) Defendants Adam M. Aron, Craig R. Ramsey, Chris A. Cox, Lincoln Zhang, Jack Q. Gao, Maojun Zeng, Anthony J. Saich, Lloyd L. Hill, Gary F. Locke, Howard W. Koch, Jr., Kathleen M. Pawlus, Phillip Lader, Lee E. Wittlinger, and Adam J. Sussman (collectively, the “Individual Defendants”); and (3) Nominal Defendant AMC Entertainment Holdings, Inc. (“AMC” or the “Company,” and together with the Individual Defendants, “Defendants” and each a “Defendant,” and together with Plaintiffs, the “Parties” and each a “Party”) have entered into the Stipulation of Settlement, dated June 14, 2023 (the “Stipulation”), which (i) sets forth the terms and conditions for the settlement and resolution of the Derivative Actions and the litigation demand Plaintiff Lyon made on the AMC Board of Directors (collectively, the “Derivative Matters”), (ii) fully, finally, and forever resolves, discharges, and settles the Released Plaintiff Claims against the Released Defendant Persons, and the Released Defendant Claims against the Released Plaintiff Persons, and (iii) provides for dismissal of the Derivative Actions with prejudice;

WHEREAS, Plaintiffs have made an unopposed motion, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, for an order: (i) preliminarily approving the proposed settlement and compromise between Plaintiffs and Defendants on the terms and conditions set forth in the Stipulation (the “Settlement”); (ii) approving the form and manner of the notice of the Settlement; and (iii) setting a date for the Settlement Hearing;

WHEREAS, the Court having: (i) read and considered Plaintiffs’ Unopposed Motion for Preliminary Approval of Derivative Settlement, together with the accompanying Memorandum of Points and Authorities; (ii) read and considered the Stipulation, as well as all of the exhibits attached thereto; and (iii) heard and considered arguments by counsel for the Parties in favor of preliminary approval of the Settlement;

WHEREAS, the Court finds, upon a preliminary evaluation, that the proposed Settlement falls within the range of possible approval criteria, as it provides a beneficial result for AMC and AMC’s stockholders, and appears to be the product of serious, informed, non-collusive negotiations overseen by an experienced mediator; and

WHEREAS, the Court also finds, upon a preliminary evaluation, that AMC’s stockholders should be apprised of the Settlement through the proposed form and means of notice, allowed to file objections, if any, thereto, and appear at the Settlement Hearing;

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED, this ________ day of ___________, 2023 as follows:

1.     This Court, for purposes of this order (the “Scheduling Order”), adopts the definitions set forth in the Stipulation.

2

2.            This Court preliminarily approves, subject to further consideration at the Settlement Hearing described below, the Settlement as set forth in the Stipulation as being fair, reasonable, and adequate.

3.            A hearing shall be held on _______________, 2023 at ____ _.m., before the Honorable Andrew L. Carter, Jr., at the U.S. District Court for the Southern District of New York, 40  Foley Square, Courtroom 1306, New York, New York 10007 (the “Settlement Hearing”), or as may be undertaken via a remote proceeding such as telephone or video conference (in the discretion of the Court without further notice to AMC stockholders) for the following purposes:

(a)           to determine whether the Settlement on the terms and conditions provided f or in the Stipulation is fair, reasonable, and adequate to AMC, and should be approved by the Court;

(b)           to determine whether the Order and Final Judgment, substantially in the form attached as Exhibit D to the Stipulation, should be entered dismissing the Derivative Actions with prejudice against Defendants, and fully and finally releasing all Released Claims against the Released Persons;

(c)           to determine whether the agreed-to Fee and Expense Award, as well as the Service Awards, should be approved;

(d)           to consider any objections to the Settlement and/or the Fee and Expense Award; and

(e)           to consider any other matters that may properly be brought before the Court in connection with the Settlement.

4.       Within ten (10) calendar days after the entry of this Scheduling Order, AMC shall: (a) post a copy of the Notice, substantially in the form attached as Exhibit C to the Stipulation, and the Stipulation and exhibits thereto, on the Company’s website, which will remain on the website through the date of the Settlement Hearing; (b) file with the SEC a Current Report on Form 8-K briefly describing the Settlement and stating where AMC stockholders can locate the Stipulation and the Notice on AMC’s website; and (c) issue the Notice via press release on Business Wire.

5.            AMC shall undertake the administrative responsibility for providing the Notice to its stockholders, and will pay all costs, fees, and expenses related to providing Notice of the Settlement to stockholders (which may be reimbursed by AMC’s directors’ and officers’ insurance carriers).

6.            No later than twenty (20) calendar days following entry of this Scheduling Order, Defendants’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to the provision of the Notice in the manner specified in Paragraph 4 of this Scheduling Order.

7.            The Court approves as to form and content, the Notice in the form attached as Exhibit C to the Stipulation. The Court finds that the form, substance, and dissemination of information regarding the Settlement in the manner set out in this Scheduling Order: (a) constitutes notice that is reasonably calculated, under the circumstances, to apprise AMC stockholders of the pendency of the Derivative Matters, of the effect of the Settlement (including the releases to be provided thereunder), of Plaintiffs’ Counsel’s Fee and Expense Award, of their right to object to the Settlement and/or the Fee and Expense Award, and of their right to appear at the Settlement Hearing; (b) constitutes due, adequate, and sufficient notice to all persons and entities entitled to receive notice of the Settlement; and (c) satisfies the requirements of Rule 23.1 of the Federal Rules of Civil Procedure, the United States Constitution (including the Due Process Clause), and all other applicable laws and rules. The date and time of the Settlement Hearing shall be included in the Notice before it is posted.

8.            Any AMC stockholder who or which continues to hold AMC shares as of the date of the Settlement Hearing may appear and show cause, if he, she, or it has any reason why the Settlement embodied in the Stipulation should not be approved as fair, reasonable, and adequate, why the Order and Final Judgment should not be entered, or why the Fee and Expense Award or the Service Awards should not be awarded. However, unless otherwise directed by the Court for good cause shown, no AMC stockholder shall be heard or entitled to contest the approval of the proposed Settlement, or, if approved, the Order and Final Judgment to be entered thereon, unless that AMC stockholder has caused to be filed, and served on counsel listed in Paragraph 9, written objections stating all supporting bases and reasons for the objection, and setting forth proof, including documentary evidence, of current ownership of AMC stock and ownership of AMC stock as of June 14, 2023, the date the Stipulation was executed.

9.            Any AMC stockholder who desires to be heard at the Settlement Hearing or to contest the approval of the terms and conditions of the Settlement, the Stipulation, the Order and Final Judgment, the Fee and Expense Award, and/or the Service Awards must file the written objection(s) and corresponding materials with the Clerk of the Court, U.S. District Court for the Southern District of New York, 40 Foley Square, New York, New York 10007, and serve such materials (either by hand delivery or by first class mail) on each of the following counsel at the addresses set forth below, such that they are received no later than twenty-one (21) calendar days prior to the Settlement Hearing, set for _______________________, 2023:

THE BROWN LAW FIRM, P.C.	SCHUBERT JONCKHEER & KOLBE LLP
Timothy Brown	Willem F. Jonckheer
767 Third Avenue, Suite 2501	2001 Union Street, Suite 200
New York, NY 10017	San Francisco, CA 94123
Tel: (516) 922-5427	Tel: (415) 788-4220
Fax: (516) 344-6204	Fax: (415) 788-0161
Email: tbrown@thebrownlawfirm.net	Email: wjonckheer@sjk.law

Counsel for Plaintiff Naranbold Gantulga	Counsel for Plaintiff Lorra Manuel

THE ROSEN LAW FIRM, P.A.	SHUMAN, GLENN & STECKER
Phillip Kim	Brett D. Stecker
275 Madison Avenue, 40th Floor	326 W. Lancaster Avenue
New York, NY 10016	Ardmore, PA 19003
Tel.: (212) 686-1060	Tel.: (303) 861-3003
Fax: (212) 202-3827	Fax: (303) 536-7849
Email: pkim@rosenlegal.com	Email: brett@shumanlawfirm.com

Counsel for Plaintiffs Jennifer Kenna and	Counsel for Plaintiff David Dinkevich and
Naranbold Gantulga	Ann Carter

KAHN SWICK & FOTI, LLC
Melinda Nicholson
1100 Poydras Street – Suite 960
New Orleans, LA 70163
Tel.: (504) 455-1400
Fax: (504) 455-1498-
Email: Melinda.Nicholson@ksfcounsel.com

Counsel for Plaintiff John R. Lyon III

Within twenty-four (24) hours of receiving any objection, Plaintiffs’ Counsel will forward it on to Defendants’ Counsel.

10.           Any objections, filings, and other submissions must: (a) state the name, address, and telephone number of the objector, and, if represented by counsel, the name, address, and telephone number of his, her, or its counsel; (b) be signed by the objector; (c) state that the objection is being filed with respect to the Derivative Matters; (d) set forth a specific, written statement of the objection(s), the nature of the objection(s), and the specific reason(s) for the objection(s), including any legal and evidentiary support the objector wishes to bring to the Court’s attention; (e) provide proof of ownership of AMC common stock as of June 14, 2023, including the number of shares of AMC common stock held and the date of purchase or acquisition, and contain a statement that the objector continues to hold shares of AMC common stock as of the date of the filing of any such objection and will continue to hold shares of AMC common stock as of the date of the Settlement Hearing; and (f) provide any and all documentation or evidence in support of such objection. In addition, if intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements above, file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the above listed counsel a written notice of his, her, or its intention to appear at the Settlement Hearing, identifying therein any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and any and all evidence that he, she, or it intends to present at the Settlement Hearing.

11.            Unless the Court orders otherwise, any person or entity who or which does not make his, her, or its objection in the manner provided herein shall: (a) be deemed to have waived and forfeited his, her, or its right to object to any aspect of the Settlement, the Stipulation, the Order and Final Judgment, the Fee and Expense Award, or the Service Awards; (b) be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Stipulation, the Order and Final Judgment to be entered approving the Settlement, the Fee and Expense Award, or the Service Awards; and (c) be deemed to have waived and be forever barred and foreclosed from being heard, in this or any other suit, action, or proceeding (including, without limitation, any right of appeal), with respect to any matters concerning the Settlement, the Stipulation, the Order and Final Judgment, the Fee and Expense Award, or the Service Awards.

12.            Until otherwise ordered, all proceedings in the Derivative Actions are stayed in their entirety, except those related to the Settlement. Pending a final determination as to whether the Settlement should be approved: (a) AMC, the Released Plaintiff Persons (individually and derivatively on behalf of AMC), and each and every stockholder of AMC shall be barred and enjoined from commencing, asserting, instituting, or in any way participating in the commencement or prosecution of any action or other proceeding, in any forum, involving any of the Released Plaintiff Claims against any of the Released Defendant Persons; and (b) AMC and the Released Defendant Persons shall be barred and enjoined from commencing, asserting, instituting, or in any way participating in the commencement or prosecution of any action or other proceeding, in any forum, involving any of the Released Defendant Claims against any of the Released Plaintiff Persons.

13.       Neither this Order, the Stipulation, nor the fact or any terms of the Settlement, nor any negotiations or proceedings in connection therewith is or shall be deemed to be evidence of, or a presumption, admission, or concession by any Party or any Released Person of any fault, liability, or wrongdoing whatsoever, concerning the Derivative Matters or the facts and circumstances giving rise to the Derivative Matters. This Order is not a finding or evidence of the validity or invalidity of any claims or defenses in the Derivative Matters or any other actions or proceedings, or of any wrongdoing by any Defendant or of any damages or injury to Plaintiff, AMC, or any AMC stockholder. Neither this Order, the Stipulation, nor the negotiations leading to the execution of the Stipulation, nor any proceedings taken pursuant to or in connection with the Stipulation, and/or approval of the Settlement (including any arguments proffered in connection therewith): (a) shall be offered against any of the Released Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, proof, or admission by any of the Released Persons or with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted in the Derivative Actions or in any other litigation, or the deficiency of any defense that has been or could have been asserted in the

8

Derivative Actions or in any other litigation, or of any liability, negligence, fault, injury, acts, omissions, or other wrongdoing of any kind by any of the Released Persons, or in any way referred to for any other reason as against any of the Released Persons, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate or enforce the Settlement; (b) shall be offered against any of the Released Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, proof, or admission by any of the Released Persons that any of their claims or defenses are without merit, or that damage recoverable in the Derivative Matters would not have exceeded the Settlement consideration, or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason against any of the Released Persons, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate or enforce the Settlement; nor (c) shall otherwise be admissible, referred to, or used in any proceeding of any nature, for any purpose whatsoever; provided, however, that this Scheduling Order, the Stipulation, and/or the Order and Final Judgment may be introduced in any proceeding, whether in this Court or otherwise, as may be necessary to argue that this Scheduling Order, the Stipulation, and/or the Order and Final Judgment has res judicata, collateral estoppel, or other issue or claim preclusion effect, or to otherwise enforce the Stipulation and/or the Order and Final Judgment.

14.          If the Settlement is terminated as provided in the Stipulation or the Effective Date of the Settlement otherwise fails to occur: (a) this Scheduling Order shall be vacated, rendered null and void, and be of no further force and effect (except as otherwise provided in the Stipulation); (b) the rights of Plaintiffs, Defendants, AMC, and its stockholders, the Parties shall each revert to their respective positions in the Derivative Matters as of the date of the Stipulation, and the Parties shall proceed in all respects as if the Stipulation had not been entered into; (c) all

9

of the Parties’ respective claims and defenses as to any issue in the Derivative Matters shall be preserved without prejudice in any way; (d) statements made in connection with the Mediation and negotiation of the Settlement and the Stipulation shall be without prejudice in any way to the positions of the Parties with respect to the Derivative Matters, shall not be deemed or construed to be an admission of fact or wrongdoing by any Party of any act, matter, or proposition, shall not entitle any Party to recover any fees, costs, or expenses incurred in connection with the Derivative Matters, and shall not be used in any manner for any purpose in any subsequent proceeding in the Derivative Matters or any other action or proceeding; and (e) neither the existence of the Settlement or the Stipulation, nor any settlement communications, shall be admissible as evidence or shall be referred to for any purpose in the Derivative Matters, or in any other suit, action, or proceeding.

15.           Plaintiffs shall file their motion for final approval of the Settlement at least twenty-eight (28) calendar days prior to the Settlement Hearing. If there is any objection to the Settlement, Plaintiffs shall file a response to the objection(s) at least seven (7) calendar days prior to the Settlement Hearing.

16.           If the Settlement is approved by the Court following the Settlement Hearing, the Parties will request that the Court enter the Order and Final Judgment, substantially in the form attached as Exhibit D to the Stipulation. The effectiveness of the Order and Final Judgment shall not be conditioned upon the approval by the Court of the Fee and Expense Award or the Service Awards, either at all or in any particular amount.

17.           This Court may, for good cause, extend any of the deadlines set forth in this Scheduling Order without further notice to stockholders.

10

18.        The Court reserves the right to adjourn and reconvene the Settlement Hearing or any adjournment thereof, including the consideration of the Fee and Expense Award, as well as the Service Awards, without further notice of any kind other than oral announcement at the Settlement Hearing or any adjournment thereof. The Court further reserves the right to hold the Settlement Hearing telephonically or by videoconference without further notice to AMC stockholders. Any AMC stockholder (or his, her, or its counsel) who wishes to appear at the Settlement Hearing should consult the Court’s calendar and/or AMC’s website for any change in date, time, or format of the Settlement Hearing. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Parties, if appropriate, without further notice to AMC’s stockholders. The Court retains jurisdiction to consider all further applications arising out of or connected with the Settlement.

IT IS SO ORDERED.

DATED: _________________

HONORABLE ANDREW L. CARTER, JR.
U.S. DISTRICT JUDGE

11

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

NARANBOLD GANTULGA, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,	Case No. 1:18-cv-10007-ALC

Plaintiff,	Exhibit C

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, MAOJUN ZENG, ANTHONY J. SAICH, LLOYD HILL, GARY F. LOCKE, HOWARD W. KOCH, JR., KATHLEEN M. PAWLUS, and DALIAN WANDA GROUP CO.,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

[additional caption on next page]

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

JENNIFER KENNA, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,	Case No. 1:19-cv-09148-ALC

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, MAOJUN ZENG, ANTHONY J. SAICH, LLOYD HILL, GARY F. LOCKE, HOWARD W. KOCH, JR., KATHLEEN M. PAWLUS, and DALIAN WANDA GROUP CO.,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

[additional caption on next page]

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

LORRA MANUEL, Derivatively on Behalf of Nominal Defendant AMC ENTERTAINMENT HOLDINGS, INC.,	Case No. 1:20-cv-02456-ALC

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, LLOYD L. HILL, HOWARD W. KOCH, JR., GARY F. LOCKE, KATHLEEN M. PAWLUS, ANTHONY J. SAICH, and MAOJUN ZENG,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

[additional caption on next page]

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

DAVID DINKEVICH and ANN CARTER, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,	Case No. 1:20-cv-02870-ALC

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, LLOYD HILL, HOWARD W. KOCH, JR., GARY F. LOCKE, KATHLEEN M. PAWLUS, ANTHONY J. SAICH, and MAOJUN ZENG,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER

DERIVATIVE MATTERS

TO:	ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF AMC ENTERTAINMENT HOLDINGS, INC. (“AMC” OR THE “COMPANY”) COMMON STOCK (TICKER SYMBOL: AMC) AS OF JUNE 14, 2023.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT OF THE DERIVATIVE MATTERS, AMC STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE, AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. THERE IS NO PROOF OF CLAIM FORM FOR STOCKHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE.

PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation of Settlement, dated June 14, 2023 (the “Stipulation”).

The Stipulation was entered into by and among: (1) Plaintiff Naranbold Gantulga in the action captioned Gantulga v. Aron, et al., Case No. 1:18-cv-10007-ALC (S.D.N.Y.) (the “Gantulga Action”), Plaintiff Jennifer Kenna in the action captioned Kenna v. Aron, et al., Case No. 1:19-cv-09148-ALC (S.D.N.Y.) (the “Kenna Action”), Plaintiff Lorra Manuel in the action captioned Manuel v. Aron, et al., Case No. 1:20-cv-02456-ALC (S.D.N.Y.) (the “ Manuel Action”), Plaintiffs David Dinkevich and Ann Carter in the action captioned Dinkevich, et al. v. Aron, et al., Case No. 1:20-cv-02870-ALC (S.D.N.Y.) (the “Dinkevich Action”), and Plaintiff John R. Lyon (together with Plaintiffs Gantulga, Kenna, Manuel, Dinkevich, and Carter, “Plaintiffs”) in the action captioned Lyon v. Aron, et al., Case No. 1:21-cv-07940-ALC (S.D.N.Y.) (the “Lyon Action,” and together with the Gantulga, Kenna, Manuel, and Dinkevich Actions, the “Derivative Actions”); (2) Defendants Adam M. Aron, Craig R. Ramsey, Chris A. Cox, Lincoln Zhang, Jack Q. Gao, Maojun Zeng, Anthony J. Saich, Lloyd L. Hill, Gary F. Locke, Howard W. Koch, Jr., Kathleen M. Pawlus, Phillip Lader, Lee E. Wittlinger, and Adam J. Sussman (collectively, the “Individual Defendants”); and (3) Nominal Defendant AMC Entertainment Holdings, Inc. (“AMC” or the “Company,” and together with the Individual Defendants, “Defendants” and each a “Defendant,” and together with Plaintiffs, the “Parties” and each a “Party”).1

1 Dalian Wanda Group Co. (“Wanda”) was named as a defendant in the Gantulga and Kenna Actions, but was not served with process and did not become a party to either action. See, e.g., Murphy Bros. v. Michetti Pipe Stringing, Inc., 526 U.S. 344, 350 (1999) (“one becomes a party officially . . . only upon service of a summons or other authority-asserting measure”). Therefore, Wanda is not a party to the Stipulation, but is nevertheless released pursuant to the terms of the Stipulation.

Unless otherwise defined in this Notice, all capitalized terms used herein shall have the meanings set forth in the Stipulation.

WHAT IS THE PURPOSE OF THIS NOTICE?

1.	The purpose of this Notice is to inform AMC stockholders of:

•	the existence of the Derivative Actions in the United States District Court for the Southern District of New York (the “Court”), which were brought on behalf of and for the benefit of AMC, as well as the existence of the litigation demand Plaintiff Lyon made on the AMC Board of Directors (the “Lyon Litigation Demand”);

•	the proposed settlement (the “Settlement”) between Plaintiffs and Defendants reached to resolve the Derivative Actions and the Lyon Litigation Demand (collectively, the “Derivative Matters”), subject to Court approval, as provided in the Stipulation;

•	the hearing to be held by the Court on _________ __, 2023 to consider the fairness, reasonableness, and adequacy of the Settlement and dismissal of the Derivative Actions with prejudice;

•	Plaintiffs’ Counsel’s application to the Court for an award of attorneys’ fees and expenses (the “Fee and Expense Award”); and

•	Plaintiffs’ Counsel’s application to the Court for service awards to the Plaintiffs (the “Service Awards”).

2.                  This Notice explains the Derivative Matters and the terms of the Settlement, and describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses. This Notice is solely to advise you of the Settlement of the Derivative Matters and of your rights in connection with the Settlement.

3.                  The Stipulation and the Settlement, subject to the approval of the Court, are intended by the Parties to completely, fully, finally, and forever release, relinquish, settle, and discharge the Released Claims and result in the complete dismissal of the Derivative Actions with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The Settlement is the product good faith and arm’s-length settlement negotiations conducted over the course of more than a year and overseen by an experienced mediator. The Settlement requires AMC to adopt

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certain corporate governance reforms (the “Reforms”), as outlined in Exhibit A to the Stipulation and summarized below.

4.                  This Notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this Notice, please see the full Stipulation and its exhibits posted on AMC’s website, [to be inserted once Scheduling Order is entered], contact Plaintiffs’ Counsel at the addresses listed below, or inspect the full Stipulation filed with the Court.

WHAT ARE THE DERIVATIVE MATTERS ABOUT?
WHAT HAS HAPPENED SO FAR?

THE FOLLOWING DESCRIPTION OF THE DERIVATIVE MATTERS AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE DOES NOT CONSTITUTE FINDINGS OF THE COURT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OR STATEMENT OR OPINION OF THE COURT AS TO THE MERITS OF ANY OF THE PARTIES’ CLAIMS OR DEFENSES.

5.                  The Derivative Matters are brought on behalf of AMC and assert claims based on the allegations in a related, putative securities class action captioned Hawaii Structural Ironworkers Pension Trust Fund v. AMC Entertainment Holdings, Inc., et al., Case No. 1:18-cv-00299-AJN (S.D.N.Y.) (the “Securities Class Action”). The Securities Class Action asserted claims against AMC, certain of AMC’s officers and directors, and the underwriters of AMC’s February 8, 2017 secondary public offering (the “Secondary Public Offering”) based on alleged material misstatements and omissions in the registration statement for the secondary public offering and certain other public disclosures. The Derivative Matters assert that Defendants violated the federal securities laws and/or breached their fiduciary duties by making or permitting the Company to allegedly make materially false statements or omissions about AMC’s business, operations, and prospects following three acquisitions. In an effort to deleverage after the acquisitions, Plaintiffs contend that Defendants caused AMC to disseminate allegedly false and misleading statements in connection with the Secondary Public Offering and certain other public disclosures. The Derivative Matters assert that on August 1, 2017, AMC issued a press release announcing disappointing financial results for the period ended June 30, 2017, which Plaintiffs contend revealed that previously issued positive statements about the acquisitions were false.

6.                  On November 1, 2021, the parties to the Securities Class Action signed a stipulation of settlement to resolve the Securities Class Action for $18.0 million. AMC and the other defendants in the Securities Class Action agreed to the settlement and the payment of the settlement amount to eliminate the distraction, burden, expense, and uncertainty of further litigation. AMC and the other defendants continue to expressly deny any liability or wrongdoing with respect to the matters alleged in the Securities Class Action. On February 14, 2022, the court in the Securities Class Action issued a final judgment approving the settlement and dismissing the Securities Class Action.

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Gantulga Action

7.                  On May 21, 2018, Plaintiff Gantulga commenced the Gantulga Action in the United States District Court for the District of Kansas on behalf of AMC against Defendants Aron, Ramsey, Cox, Zhang, Gao, Zeng, Saich, Hill, Locke, Koch, and Pawlus, asserting claims for violations of Section 14(a) of the Securities and Exchange Act of 1934 (the “Exchange Act”), breach of fiduciary duty, and unjust enrichment. The Gantulga Action alleges that making a demand on AMC’s Board of Directors (the “Board”) to institute the claims pled in the Gantulga Action would have been futile. The defendants in the Gantulga Action maintain that demand would not have been futile.

8.                  On August 27, 2018, the defendants in the Gantulga Action filed a motion to dismiss or, in the alternative, to transfer the Gantulga Action to the Court.

9.                  On September 10, 2018, Plaintiff Gantulga opposed the defendants’ motion.

10.              On September 17, 2018, Plaintiff Gantulga filed an Amended Complaint that named Wanda as a defendant and mooted the pending motion.

11.               On October 12, 2018, the parties filed a joint motion to transfer the Gantulga Action to the Court.

12.              On October 15, 2018, the United States District Court for the District of Kansas granted the parties’ joint motion to transfer the Gantulga Action to the Court.

13.              On November 8, 2018, Plaintiff Gantulga and the defendants in the Gantulga Action filed a stipulation to stay the Gantulga Action, given the pendency of the Securities Class Action, which the Court granted on December 17, 2018.

14.              On March 30, 2020, the Court entered a stipulated protective order to govern discovery in the Gantulga Action.

15.              On January 10, 2022, pursuant to the terms of the order staying the Gantulga Action, Plaintiff Gantulga provided written notice to the defendants in the Gantulga Action that the stay would be lifted as of February 9, 2022.

16.              On April 10, 2022, the Gantulga Action was reassigned from Judge Alison J. Nathan to Judge Andrew L. Carter, Jr.

Kenna Action

17.              On October 2, 2019, Plaintiff Kenna commenced the Kenna Action in the Court on behalf of AMC against Defendants Aron, Ramsey, Cox, Zhang, Gao, Zeng, Saich, Hill, Locke, Koch, and Pawlus, and Wanda, asserting claims for violations of Section 14(a) of the Exchange Act, breach of fiduciary duty, and unjust enrichment. The Kenna Action alleges that making a demand on the Board to institute the claims pled in the Kenna Action would have been futile. The defendants in the Kenna Action maintain that demand would not have been futile.

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18.              On October 15, 2019, Plaintiff Kenna and the defendants in the Kenna Action filed a stipulation to stay the Kenna Action, given the pendency of the Securities Class Action, which the Court granted on October 17, 2019.

19.              On March 26, 2020, the Court entered a stipulated protective order to govern discovery in the Kenna Action.

20.              On April 20, 2020, Plaintiff Kenna filed an Amended Complaint asserting claims for violations of Sections 10(b), 14(a), and 21D of the Exchange Act, breach of fiduciary duty, and unjust enrichment. The Amended Complaint included information gleaned from documents the Company produced to Plaintiff Kenna pursuant to the order staying the Kenna Action.

21.              On January 10, 2022, pursuant to the terms of the order staying the Kenna Action, Plaintiff Kenna provided written notice to the defendants in the Kenna Action that the stay would be lifted as of February 9, 2022.

22.              On April 10, 2022, the Kenna Action was reassigned from Judge Alison J. Nathan to Judge Andrew L. Carter, Jr.

Manuel Action

23.              On March 20, 2020, Plaintiff Manuel commenced the Manuel Action in the Court on behalf of AMC against Defendants Aron, Ramsey, Cox, Zhang, Gao, Zeng, Saich, Hill, Locke, Koch, and Pawlus, asserting claims for violations of Sections 10(b), 21D, and 29(B) of the Exchange Act and breach of fiduciary duty. The Manuel Action alleges that making a demand on the Board to institute the claims pled in the Manuel Action would have been futile. The defendants in the Manuel Action maintain that demand would not have been futile.

24.              On May 12, 2020, Plaintiff Manuel and defendants in the Manuel Action filed a stipulation to stay the Manuel Action, given the pendency of the Securities Class Action, which the Court granted on May 18, 2020.

25.              On June 25, 2020, the Court entered a stipulated protective order to govern discovery in the Manuel Action.

26.              On April 7, 2022, the Manuel Action was reassigned from Judge Alison J. Nathan to Judge Andrew L. Carter, Jr.

Dinkevich Action

27.              On October 14, 2019, Plaintiff Dinkevich made a demand on AMC pursuant to 8 Del. C. § 220 to inspect certain of AMC’s non-public books and records (the “Dinkevich 220 Demand”).

28.              On March 27, 2020, AMC produced certain books and records to Plaintiff Dinkevich in response to the Dinkevich 220 Demand. Plaintiff Dinkevich’s counsel, who also represents Plaintiff Carter, requested, and AMC agreed, that Plaintiff Carter could also review the books and records produced in response to the Dinkevich 220 Demand.

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29.              On April 7, 2020, Plaintiffs Dinkevich and Carter commenced the Dinkevich Action in the Court on behalf of AMC against Defendants Aron, Ramsey, Cox, Zhang, Gao, Zeng, Saich, Hill, Locke, Koch, and Pawlus, asserting claims for violations of Sections 10(b), 21D, and 29(B) of the Exchange Act, breach of fiduciary duty, and unjust enrichment. The Dinkevich Action, which incorporated the non-public records produced by AMC in response to the Dinkevich 220 Demand, alleges that making a demand on the Board to institute the claims pled in the Dinkevich Action would have been futile. The defendants in the Dinkevich Action maintain that demand would not have been futile.

30.              On June 17, 2020, Plaintiffs Dinkevich and Carter and the defendants in the Dinkevich Action filed a stipulation to stay the Dinkevich Action, given the pendency of the Securities Class Action, which the Court granted on June 25, 2020.

31.              On August 4, 2020, the Court entered a stipulated protective order to govern discovery in the Dinkevich Action.

32.              On December 8, 2021, Plaintiffs Dinkevich and Carter provided written notice to defendants of their intention to lift the stay in the Dinkevich Action, and on January 7, 2022, filed a notice with the Court to lift the stay.

33.              On January 11, 2022, the Court lifted the stay of the Dinkevich Action.

34.              On April 10, 2022, the Dinkevich Action was reassigned from Judge Alison J. Nathan to Judge Andrew L. Carter, Jr.

The Lyon Litigation Demand and the Lyon Action

35.              On February 3, 2020, Plaintiff Lyon made a demand on AMC pursuant to 8 Del. C. § 220 to inspect certain of AMC’s non-public books and records (the “Lyon 220 Demand”).

36.              On July 15, 2020, Plaintiff Lyon made a litigation demand on the Board.

37.              On September 30, 2020, Plaintiff Lyon was informed that the Board voted unanimously not to pursue the claims in his litigation demand at that time.

38.              On September 23, 2021, Plaintiff Lyon commenced the Lyon Action in this Court on behalf of AMC against Defendants Aron, Ramsey, Cox, Zhang, Gao, Hill, Locke, Koch, Pawlus, Saich, Zeng, Lader, Wittlinger, and Sussman, asserting claims for contribution and indemnification under Sections 10(b) and 21D of the Exchange Act, breach of fiduciary duty, waste of corporate assets, and unjust enrichment/constructive trust. The Lyon Action alleges that the Board wrongfully refused Plaintiff Lyon’s litigation demand. The defendants in the Lyon Action maintain that the Board properly refused Plaintiff Lyon’s litigation demand.

39.              On January 14, 2022, the defendants in the Lyon Action filed a motion to dismiss the Lyon Action.

40.              On April 7, 2022, the Lyon Action was reassigned from Judge Alison J. Nathan to Judge Andrew L. Carter, Jr.

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41.              On March 21, 2023, the Court entered an Opinion and Order granting defendants’ motion to dismiss as to Plaintiff Lyon’s contribution and indemnification claims under Sections 10(b) and 21D of the Exchange Act, which formed the basis for the Court’s subject matter jurisdiction, because the settlement of the related Securities Class Action had received final approval without a finding of liability. The Court further declined to exercise supplemental jurisdiction over Plaintiff Lyon’s remaining state law claims, and thus did not reach the merits of those claims.

42.              Plaintiff Lyon was preparing to re-file a complaint based on his state law claims in the Delaware Court of Chancery at the time the Stipulation was executed.

Settlement and Settlement Hearing

43.              On November 18, 2020 and November 19, 2020, certain parties to the Derivative Matters participated in a mediation (the “Mediation”) before David Geronemus, Esq. of JAMS (the “Mediator”). Prior to the Mediation, certain Plaintiffs submitted mediation statements and settlement demands to the Mediator. The Mediation, however, did not result in a settlement. Thereafter, the Parties continued to negotiate at arm’s-length and with the Mediator’s assistance, including by Plaintiffs sending a global settlement demand to the Defendants on October 27, 2021 that included a comprehensive corporate governance reforms proposal. Ultimately, on June 21, 2022, the Parties reached an agreement in principle on the material terms of the Settlement, including the Reforms that AMC would adopt as consideration for the Settlement, set forth in full in Exhibit A to the Stipulation.

44.              On ____________, 2023, the Court entered the Scheduling Order in connection with the Settlement, which, among other things, authorized this Notice and scheduled the Settlement Hearing to consider whether to grant final approval of the Settlement.

WHAT ARE THE PRINCIPAL TERMS OF THE SETTLEMENT?

45.              In consideration of the full settlement, satisfaction, compromise, and release of the Released Plaintiff Claims (defined in Paragraph 50 below) against the Released Defendant Persons (defined in Paragraph 50 below) and the Released Defendant Claims (defined in Paragraph 50 below) against the Released Plaintiff Persons (defined in Paragraph 50 below), and the dismissal with prejudice of the Derivative Actions, the Parties have agreed to the Reforms set forth in Exhibit A to the Stipulation. The Reforms provide that, among other things, AMC is required to: (i) appoint one new independent director to its Board; (ii) make improvements to its Nominating and Corporate Governance Committee Charter relating to the screening of prospective director nominees; (iii) make improvements to its Compensation Committee Charter by obligating the committee to consider legal compliance and compliance with AMC’s internal policies in making decisions relating to short-term compensation, termination benefits, and separation pay; and (iv) increase compliance training for certain AMC accounting personnel. After the Parties reached an agreement in principle on the material terms of the Settlement on June 21, 2022, but before the Parties executed the formal Stipulation of Settlement, AMC appointed a new independent director, Denise “Dee” Clark, who joined the Board effective January 1, 2023, and made the improvements

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to its Nominating and Corporate Governance Committee and Compensation Committee Charters set forth in the Reforms.

WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT?

46.               Plaintiffs believe that their derivative claims have merit, and Plaintiffs’ entry into the Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Matters. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the derivative claims against the Individual Defendants through trial(s) and possible appeal(s). Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases like the Derivative Matters, as well as the difficulties, significant risks, and delays inherent in such litigation. Plaintiffs’ Counsel are also mindful of the inherent problems of establishing standing in derivative litigation, and the possible defenses to the claims alleged in the Derivative Matters.

47.                In consideration of these matters, Plaintiffs and Plaintiffs’ Counsel have determined that it is in the best interests of AMC and its current stockholders that the Derivative Matters be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation, and that these terms and conditions are fair, reasonable, and adequate.

48.               Defendants have denied, and continue to deny, all allegations of wrongdoing, fault, liability, or damages with respect to the Released Plaintiff Claims, including, but not limited to, any allegations that Defendants have committed any violations of the Exchange Act or other law, have breached any duty owed to AMC or its stockholders, have acted improperly in any way, have any liability or owe any damages of any kind to AMC or its stockholders, and/or were unjustly enriched. Defendants maintain that their conduct was at all times proper, in the best interests of AMC and its stockholders, and in compliance with applicable law. Defendants also deny that AMC or its stockholders were harmed by any conduct of Defendants that was alleged or could have been alleged in the Derivative Matters. Each of the Individual Defendants asserts that, at all relevant times, he or she acted in good faith and in a manner believed to be in the best interests of AMC and all of its stockholders. Nonetheless, Defendants are entering into the Settlement solely to eliminate the burden, expense, and uncertainties inherent in further litigation, and without admitting the validity of any allegations made in the Derivative Matters or any liability with respect thereto, having concluded that it is desirable for the Derivative Matters to be fully and finally settled and dismissed in the manner and upon the terms and conditions set forth in the Stipulation.

49.                For the avoidance of doubt, nothing in the Stipulation or the Settlement shall be construed as an admission by Defendants of any wrongdoing, fault, liability, or damages whatsoever.

WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED?
WHAT CLAIMS WILL THE SETTLEMENT RELEASE?

50.              If the Settlement is approved, the Court will enter the Order and Final Judgment. Pursuant to the Order and Final Judgment, upon the Effective Date of the Settlement, the Derivative Actions will be dismissed with prejudice and the following releases will occur:

Release of Claims by Plaintiffs: AMC, the Released Plaintiff Persons (individually and derivatively on behalf of AMC), and each and every stockholder of AMC, derivatively on behalf of AMC, shall completely, fully, finally, and forever release, relinquish, settle, and discharge his, her, or its right to assert any or all of the Released Plaintiff Claims (including Unknown Claims) against any of the Released Defendant Persons, and shall be forever barred and enjoined from commencing, asserting, instituting, or in any way participating in the commencement or prosecution of any action or other proceeding, in any forum, involving any of the Released Plaintiff Claims against any of the Released Defendant Persons.

Release of Claims by Defendants: AMC and the Released Defendant Persons each shall completely, fully, finally, and forever release, relinquish, settle, and discharge his, her, or its right to assert any or all of the Released Defendant Claims (including Unknown Claims) against any of the Released Plaintiff Persons, and shall be forever barred and enjoined from commencing, asserting, instituting, or in any way participating in the commencement or prosecution of any action or other proceeding, in any forum, involving any of the Released Defendant Claims against any of the Released Plaintiff Persons.

“Released Defendant Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, counterclaims, offsets, issues, and controversies of any kind, nature, or description whatsoever, whether accrued or unaccrued, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, federal, statutory, regulatory, common, or other law or rule, including known claims and Unknown Claims, which any Defendant ever had, now has, or may have against any of the Released Plaintiff Persons that arise out of, are based upon, or relate to the institution, prosecution, or settlement of the claims asserted in the Derivative Matters. For the avoidance of doubt, the Released Defendant Claims shall not include any claims to enforce the Stipulation or the Settlement.

“Released Defendant Persons” means all persons and entities named as a defendant in the Derivative Actions or that could have been named as a defendant in the Derivative Matters, including, without limitation, the Company’s past and present officers and directors, as well as any and all of the respective current and former employers, parent entities, controlling persons, owners, members, co-investors, lenders, principals, affiliates, or subsidiaries of any of the foregoing, and each and all of the respective past or present officers, directors, managers, partners, limited partners, general partners, stockholders, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers of any of the foregoing.

“Released Plaintiff Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, counterclaims, offsets, issues, and controversies of any kind, nature, or description whatsoever, whether accrued or unaccrued, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, federal, statutory, regulatory, common, or other law or rule, including known claims and Unknown Claims, that (a) were asserted in the Derivative Matters, or (b) Plaintiffs (individually or derivatively on behalf of AMC) or AMC ever had, now have, or hereafter can, shall, or may have that, in full or in part, concern, relate to, arise out of, or are in any way connected to the claims, allegations, transactions, facts, circumstances, events, acts, disclosures, statements, representations, omissions, or failures to act alleged, set forth, referred to, or involved in the Derivative Matters. For the avoidance of doubt, the Released Plaintiff Claims shall not include any claims to enforce the Stipulation or the Settlement.

“Released Plaintiff Persons” means Plaintiffs and any and all of their respective current and former employers, parent entities, controlling persons, owners, members, principals, affiliates, or subsidiaries, and each and all of their respective past or present officers, directors, managers, partners, limited partners, general partners, stockholders, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers.

“Unknown Claims” means any claims that a Party does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to the Settlement. With respect to any and all Released Plaintiff Claims and Released Defendant Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, the Parties shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Parties acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement. The Parties may hereafter discover facts in addition to or different from those that they now know or believe to be true with respect to the Released Claims, but, upon the

Effective Date, the Parties shall be deemed to have, and by operation of the Order and Final Judgment shall have, fully, finally, and forever settled and released any and all Released Claims known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, which now exist, heretofore have existed, or may in the future exist, upon any theory of law or equity, from the beginning of time through the date of execution of the Stipulation, without regard to the subsequent discovery or existence of such different or additional facts.

51.                The Effective Date of the Settlement will be the first date upon which the following conditions of the Settlement have been met or waived: (i) Court approval of this Notice, and subsequent dissemination of this Notice; (ii) the Court has approved the Settlement, following dissemination of the Notice to AMC stockholders and a hearing, and entered the Order and Final Judgment, approving the Settlement, dismissing the Derivative Actions with prejudice, and entering the Releases, without awarding costs to any party, except as provided in the Settlement; and (iii) the passing of the date upon which the Order and Final Judgment becomes Final.

HOW WILL PLAINTIFFS’ COUNSEL BE PAID?

52.                Plaintiffs’ Counsel have not received any payment for their services in pursuing the claims asserted in the Derivative Matters, nor have Plaintiff’s Counsel been reimbursed for their out-of-pocket expenses. Plaintiffs’ Counsel will apply to the Court for a Fee and Expense Award. The Parties have agreed to a Fee and Expense Award, which AMC’s directors’ and officers’ insurance carriers shall pay to Plaintiffs’ Counsel of one million dollars ($1,000,000.00), in full satisfaction of any and all claims for attorneys’ fees or expenses that have been, could have been, or could be asserted by Plaintiffs’ Counsel or any other counsel in connection with the Derivative Matters.

53.                It is not a condition of the Stipulation, the Settlement, or the Order and Final Judgment that the Court award any attorneys’ fees or expenses to Plaintiffs’ Counsel. The Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of the Fee and Expense Award. In the event that the Court does not award attorneys’ fees or expenses, or in the event the Court makes an award in an amount that is less than the amount requested by Plaintiffs’ Counsel or is otherwise unsatisfactory to Plaintiffs’ Counsel, or in the event that any such award is vacated or reduced on appeal, the Settlement, including the effectiveness of the Releases and other obligations of the Parties, nevertheless shall remain in full force and effect.

54.               Plaintiffs’ Counsel may apply to the Court for Service Awards of up to two thousand dollars ($2,000.00) for each of Plaintiffs, only to be paid upon Court approval, and to be paid from the Fee and Expense Award in recognition of Plaintiffs’ participation and effort in the prosecution of the Derivative Matters. Defendants shall not oppose Plaintiffs’ Counsel’s application for the Service Awards. The failure of the Court to approve any Service Award, in whole or in part, shall have no effect on the Settlement, and the effectiveness of the Releases and other obligations of the Parties set forth in the Stipulation nevertheless shall remain in full force and effect.

WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD?
DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT HEARING?
MAY I OBJECT TO THE SETTLEMENT AND SPEAK AT THE HEARING IF I DO
NOT LIKE THE SETTLEMENT?

55.                On _________ __, 2023, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Scheduling Order”) and providing for notice of the Settlement to be made to AMC stockholders. The Scheduling Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on ________ __, 2023 at __:__ _.m. before the Honorable Andrew L. Carter, Jr., at the U.S. District Court for the Southern District of New York, 40 Foley Square, Courtroom 1306, New York, New York 10007, for the following purposes: (a) to determine whether the Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to AMC and its stockholders, and should be approved by the Court; (b) to determine whether the Order and Final Judgment, substantially in the form attached as Exhibit D to the Stipulation, should be entered, dismissing the Derivative Actions with prejudice against Defendants, and fully and finally releasing all Released Claims against the Released Persons; (c) to determine whether the agreed-to Fee and Expense Award, as well as the Service Awards, should be approved; (d) to consider any objections to the Settlement, the Fee and Expense Award, and/or the Service Awards; and (e) to consider any other matters that may properly be brought before the Court in connection with the Settlement. AMC stockholders do not need to attend the Settlement Hearing.

56.                The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court reserves the right to adjourn and reconvene the Settlement Hearing or any adjournment thereof, including the consideration of the Fee and Expense Award, as well as the Service Awards, without further notice of any kind other than oral announcement at the Settlement Hearing or any adjournment thereof. The Court further reserves the right to hold the Settlement Hearing telephonically or by videoconference without further notice to AMC stockholders. Any AMC stockholder (or his, her, or its counsel) who wishes to appear at (or otherwise attend) the Settlement Hearing should consult the Court’s calendar and/or AMC’s website, [to be inserted once Scheduling Order is entered], for any change in date, time, or format of the Settlement Hearing. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Parties, if appropriate, without further notice to AMC’s stockholders. You may also confirm the date and time of the Settlement Hearing by contacting Plaintiffs’ Counsel as indicated in Paragraph 58 below.

57.               Any AMC stockholder who or which continues to own AMC shares as of June 14, 2023, the date of the Settlement Hearing, who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the Fee and Expense Award and/or or Service Awards, may file with the Court a written objection.

58.               An objector must, at least twenty-one (21) calendar days prior to the Settlement Hearing, file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel a written objection to the Settlement, which must: (a) state the name, address, and telephone number of the objector, and, if represented by counsel, the name, address, and telephone number of his, her, or its counsel; (b) be signed by the objector; (c) state that the objection is being filed with respect to the Derivative Matters; (d) set forth a specific, written statement of the objection(s), the nature of the objection(s), and the specific reason(s) for the objection(s), including any legal and evidentiary support the objector wishes to bring to the Court’s attention; (e) provide proof of ownership of AMC common stock as of June 14, 2023, including the number of shares of AMC common stock held and the date of purchase or acquisition, and contain a statement that the objector continues to hold shares of AMC common stock as of the date of the filing of any such objection and will continue to hold shares of AMC common stock as of the date of the Settlement Hearing; and (f) provide any and all documentation or evidence in support of such objection. In addition, if intending to appear and requesting to be heard at the Settlement Hearing, he, she, or it must, in addition to the requirements of above, file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel a written notice of his, her, or its intention to appear at the Settlement Hearing, identifying therein any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and any and all evidence that he, she, or it intends to present at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE RECEIVED BY THE CLERK OF THE COURT NO LATER THAN ________ __, 2023. The Clerk’s address is:

Clerk of the Court,

U.S. District Court for the Southern District of New York,

40 Foley Square

New York, NY 10007

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN ________ __, 2023. Plaintiffs’ Counsel’s addresses are:

THE BROWN LAW FIRM, P.C.	SCHUBERT JONCKHEER & KOLBE LLP
Timothy Brown	Willem F. Jonckheer
767 Third Avenue, Suite 2501	2001 Union Street, Suite 200
New York, NY 10017	San Francisco, CA 94123
Tel: (516) 922-5427	Tel: (415) 788-4220
Fax: (516) 344-6204	Fax: (415) 788-0161
Email: tbrown@thebrownlawfirm.net	Email: wjonckheer@sjk.law

Counsel for Plaintiff Naranbold Gantulga	Counsel for Plaintiff Lorra Manuel

THE ROSEN LAW FIRM, P.A.	SHUMAN, GLENN & STECKER
Phillip Kim	Brett D. Stecker
275 Madison Avenue, 40th Floor	326 W. Lancaster Avenue
New York, NY 10016	Ardmore, PA 19003
Tel.: (212) 686-1060	Tel.: (303) 861-3003
Fax: (212) 202-3827	Fax: (303) 536-7849

Email: pkim@rosenlegal.com	Email: brett@shumanlawfirm.com

Counsel for Plaintiffs Jennifer Kenna and	Counsel for Plaintiff David Dinkevich and
Naranbold Gantulga	Ann Carter

KAHN SWICK & FOTI, LLC

Melinda Nicholson

1100 Poydras Street – Suite 960

New Orleans, LA 70163

Tel.: (504) 455-1400

Fax: (504) 455-1498-

Email: Melinda.Nicholson@ksfcounsel.com

Counsel for Plaintiff John R. Lyon III

59.                An objector may file an objection on his, her, or its own or through an attorney hired at his, her, or its own expense. If an objector hires an attorney to represent him, her, or it for the purposes of making such objection, the attorney must serve (either by hand delivery or by first class mail) a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) calendar days before the Settlement Hearing. Any AMC stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.

60.               Unless the Court orders otherwise, any person or entity who or which does not make his, her, or its objection in the manner set forth above will be: (i) deemed to have waived and forfeited his, her, or its right to object to any aspect of the Settlement, the Order and Final Judgment, the Fee and Expense Award, or the Service Awards; (ii) forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Stipulation, the Order and Final Judgment to be entered approving the Settlement, the Fee and Expense Award, or the Service Awards; and (iii) deemed to have waived and be forever barred and foreclosed from being heard, in this or any other suit, action, or proceeding (including, without limitation, any right of appeal), with respect to any matters concerning the Settlement, the Stipulation, the Order and Final Judgment, the Fee and Expense Award, or the Service Awards.

AMC STOCKHOLDERS AS OF JUNE 14, 2023 WHO HAVE NO OBJECTION
TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT
HEARING OR TAKE ANY OTHER ACTION.

WHAT IS THE EFFECT OF THE SETTLEMENT?

61.                Pending the Court’s determination as to final approval of the Settlement, (i) all proceedings in the Derivative Actions, other than proceedings as may be necessary to carry out the terms and conditions of the Stipulation, have been stayed until otherwise ordered by the Court; (ii) Plaintiffs (individually or derivatively on behalf of AMC), and all other AMC stockholders (derivatively on behalf of AMC) are barred and enjoined from commencing, asserting, instituting, or in any way participating in the commencement or prosecution of any action or other proceeding, in any forum, involving any of the Released Claims against any of the Released Persons; and (iii) Defendants are barred and enjoined from commencing, asserting, instituting, or in any way participating in the commencement or prosecution of any action or other proceeding, in any forum, involving any of the Released Claims against any of the Released Persons.

62.               As of the Effective Date, the Parties shall be finally and forever bound by the Settlement and the Order and Final Judgment. The Order and Final Judgment, including, without limitation, the releases set forth above, shall have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Persons.

WHO SHOULD I CONTACT IF I HAVE QUESTIONS?

63.               This Notice does not purport to be a comprehensive description of the Derivative Matters, the allegations related thereto, the terms of the Settlement, or the Settlement Hearing. This Notice is a summary description of the Derivative Matters, the complaints in the Derivative Actions, the terms of the Settlement, and the Settlement Hearing. For a more detailed statement of the matters involved in the Derivative Matters, reference is made to the Stipulation and its exhibits, copies of which may be reviewed and downloaded at (to be inserted once Scheduling Order is entered).

64.               You may obtain further information by contacting Plaintiffs’ Counsel at: (i) Timothy Brown, The Brown Law Firm, P.C., 767 Third Avenue, Suite 2501, New York, NY 10017, Tel: (516) 922-5427, Email: tbrown@thebrownlawfirm.net; (ii) Phillip Kim, The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, New York, NY 10016, Tel: (212) 686-1060, Email: pkim@rosenlegal.com; (iii) Willem F. Jonckheer, Schubert Jonckheer & Kolbe LLP, 2001 Union Street, Suite 200, San Francisco, CA 94123, Tel: (415) 788-4220, Email: wjonckheer@sjk.law; (iv) Brett D. Stecker, Shuman, Glenn & Stecker, 326 W. Lancaster Avenue, Ardmore, PA 19003, Tel: (303) 861-3003, Email: brett@shumanlawfirm.com; or (v) Melinda Nicholson, Kahn Swick & Foti, LLC, 1100 Poydras Street – Suite 960, New Orleans, LA 70163, Tel: (504) 455-1400, Email: Melinda.Nicholson@ksfcounsel.com.

Please Do Not Call the Court or Defendants with Questions About the Settlement.

Dated: ____________, 2023

By the Order of the Court
United States District Court
for the Southern District of New York

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

NARANBOLD GANTULGA, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,	Case No. 1:18-cv-10007-ALC

Plaintiff,	Exhibit D

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, MAOJUN ZENG, ANTHONY J. SAICH, LLOYD HILL, GARY F. LOCKE, HOWARD W. KOCH, JR., KATHLEEN M. PAWLUS, and DALIAN WANDA GROUP CO.,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

[additional caption on next page]

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

JENNIFER KENNA, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,	Case No. 1:19-cv-09148-ALC

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, MAOJUN ZENG, ANTHONY J. SAICH, LLOYD HILL, GARY F. LOCKE, HOWARD W. KOCH, JR., KATHLEEN M. PAWLUS, and DALIAN WANDA GROUP CO.,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

[additional caption on next page]

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

LORRA MANUEL, Derivatively on Behalf of Nominal Defendant AMC ENTERTAINMENT HOLDINGS, INC.,

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY, CHRIS A. COX, LINCOLN ZHANG, JACK Q. GAO, LLOYD L. HILL, HOWARD W. KOCH, JR., GARY F. LOCKE, KATHLEEN M. PAWLUS, ANTHONY J. SAICH, and MAOJUN ZENG,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

Case No. 1:20-cv-02456-ALC

[additional caption on next page]

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

DAVID DINKEVICH and ANN CARTER, derivatively on behalf of AMC ENTERTAINMENT HOLDINGS, INC.,

Plaintiff,

v.

ADAM M. ARON, CRAIG R. RAMSEY,

CHRIS A. COX, LINCOLN ZHANG, JACK

Q. GAO, LLOYD HILL, HOWARD W.

KOCH, JR., GARY F. LOCKE, KATHLEEN

M. PAWLUS, ANTHONY J. SAICH, and

MAOJUN ZENG,

Defendants,

and

AMC ENTERTAINMENT HOLDINGS, INC.,

Nominal Defendant.

Case No. 1:20-cv-02870-ALC

[PROPOSED] ORDER AND FINAL JUDGMENT

WHEREAS, (1) Plaintiff Naranbold Gantulga in the action captioned Gantulga v. Aron, et al., Case No. 1:18-cv-10007-ALC (S.D.N.Y.) (the “Gantulga Action”), Plaintiff Jennifer Kenna in the action captioned Kenna v. Aron, et al., Case No. 1:19-cv-09148-ALC (S.D.N.Y.) (the “Kenna Action”), Plaintiff Lorra Manuel in the action captioned Manuel v. Aron, et al., Case No. 1:20-cv-02456-ALC (S.D.N.Y.) (the “Manuel Action”), Plaintiffs David Dinkevich and Ann Carter in the action captioned Dinkevich, et al. v. Aron, et al., Case No. 1:20-cv-02870-ALC (S.D.N.Y.) (the “Dinkevich Action”), and Plaintiff John R. Lyon (together with Plaintiffs Gantulga, Kenna, Manuel, Dinkevich, and Carter, “Plaintiffs”) in the action captioned Lyon v. Aron, et al., Case No. 1:21-cv-07940-ALC (S.D.N.Y.) (the “Lyon Action,” and together with the Gantulga, Kenna, Manuel, and Dinkevich Actions, the “Derivative Actions”); (2) Defendants Adam M. Aron, Craig R. Ramsey, Chris A. Cox, Lincoln Zhang, Jack Q. Gao, Maojun Zeng, Anthony J. Saich, Lloyd L. Hill, Gary F. Locke, Howard W. Koch, Jr., Kathleen M. Pawlus, Phillip Lader, Lee E. Wittlinger, and Adam J. Sussman (collectively, the “Individual Defendants”); and (3) Nominal Defendant AMC Entertainment Holdings, Inc. (“AMC” or the “Company,” and together with the Individual Defendants, “Defendants” and each a “Defendant,” and together with Plaintiffs, the “Parties” and each a “Party”), have entered into the Stipulation of Settlement, dated June 14, 2023 (the “Stipulation”), which (i) sets forth all of the terms and conditions of the settlement and resolution of the Derivative Actions and the litigation demand Plaintiff Lyon made on the AMC Board of Directors (collectively, the “Derivative Matters”), (ii) fully, finally, and forever resolves, discharges, and settles the Released Plaintiff Claims against the Released Defendant Persons, and the Released Defendant Claims against the Released Plaintiff Persons, and (iii) provides for a dismissal of the Derivative Actions with prejudice;

WHEREAS, by Order dated _________ __, 2023 (the “Scheduling Order”), this Court: (a) ordered that notice of the Settlement be provided to AMC stockholders; (b) provided AMC stockholders with the opportunity to object to the Settlement, Plaintiffs’ Counsel’s Fee and Expense Award, and/or the Service Awards; and (c) scheduled a hearing regarding final approval of the Settlement;

WHEREAS, the Court conducted a hearing on _________ __, 2023 (the “Settlement Hearing”) to consider, among other things: (a) whether the Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to AMC, and should be approved by the Court; (b) whether an Order and Final Judgment should be entered dismissing the Derivative Actions with prejudice against Defendants; (c) whether Plaintiffs’ Counsel’s Fee and Expense Award and the Service Awards should be approved; (d) any objections to the Settlement, the Fee and Expense Award, and/or the Service Awards; and (e) any other matters properly brought before the Court in connection with the Settlement; and

WHEREAS, it appearing that due notice of the hearing has been given in accordance with the Scheduling Order; the Parties having appeared by their respective attorneys of record; the Court having heard and considered evidence in support of the Settlement; the attorneys for the respective Parties having been heard; an opportunity to be heard having been given to all other persons or entities requesting to be heard in accordance with the Scheduling Order; and the entire matter of the Settlement having been heard and considered by the Court;

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED, this ___ day of _____________, 2023, as follows:

1. Unless otherwise defined in this Order and Final Judgment, all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

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2.                  This Court has jurisdiction over the subject matter of the Derivative Actions and all matters relating to the Settlement, as well as personal jurisdiction over all of the Parties for the purposes of enforcement of the Parties’ obligations under the Stipulation. It is further determined that Plaintiffs (individually and derivatively on behalf of AMC), Defendants, AMC, and all AMC stockholders, as well as their heirs, executors, successors, and assigns, are bound by this Order and Final Judgment.

3.                  This Order and Final Judgment incorporates and makes a part hereof: (a) the Stipulation, which was filed with the Court on _______ __, 2023; and (b) the Notice, which was filed with the Court on ________ ___, 2023.

4.                  Based on the record in the Derivative Matters, each of the provisions of Rule 23.1 of the Federal Rules of Civil Procedure has been satisfied, and the Derivative Matters have been properly maintained according to Rule 23.1. Plaintiffs have continuously held stock in AMC since the time of the conduct complained of in the Derivative Matters, and otherwise have standing to prosecute the Derivative Matters derivatively on behalf of AMC; the Derivative Actions were properly instituted as derivative actions on behalf of AMC; and Plaintiffs and Plaintiffs’ Counsel have adequately represented the interests of AMC both in terms of litigating the Derivative Matters and for purposes of entering into and implementing the Settlement.

5.                  The Court finds that the form of the Notice of the Settlement and the means of dissemination of the Notice of the Settlement: (a) was implemented in accordance with the Scheduling Order; (b) constituted notice that was reasonably calculated, under the circumstances, to apprise AMC stockholders of: (i) the pendency of the Derivative Matters; (ii) the effect of the Settlement (including the Releases to be provided thereunder); (iii) Plaintiffs’ Counsel’s Fee and Expense Award and the Service Awards; (iv) their right to object to the Settlement, Plaintiffs’

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Counsel’s Fee and Expense Award, and/or the Service Awards; and (v) their right to appear at the Settlement Hearing; (c) constituted due, adequate, and sufficient notice to all Persons entitled to receive notice of the Settlement; and (d) satisfied the requirements of Rule 23.1, the United States Constitution (including the Due Process Clause), and all other applicable law and rules.

6.                  Pursuant to, and in accordance with, Rule 23.1, the Court hereby fully and finally approves the Settlement set forth in the Stipulation in all respects (including without limitation: the Reforms; the Releases, including the release of the Released Plaintiff Claims as against the Released Defendant Persons and the release of the Released Defendant Claims as against the Released Plaintiff Persons; and the dismissal with prejudice of the claims asserted against Defendants in the Derivative Actions), and finds that the Settlement is in all respects, fair, reasonable, and adequate to AMC and its stockholders. The Parties are directed to implement, perform, and consummate the Settlement in accordance with the terms and provisions contained in the Stipulation.

7.                  The Derivative Actions and all claims contained therein, as well as all of the Released Claims against the Released Persons, are dismissed with prejudice. The Parties are to bear their own costs, except as otherwise provided in the Stipulation.

8.                The terms of the Stipulation and of this Order and Final Judgment shall be forever binding on Plaintiffs (individually and derivatively on behalf of AMC), Defendants, AMC, AMC stockholders, the Released Persons, and their respective successors and assigns.

9.                  The Releases set forth in Paragraphs 5.2 and 5.3 of the Stipulation, together with the definitions contained in Section 1 of the Stipulation relating thereto, are expressly incorporated herein in all respects. The Releases are effective as of the Effective Date. Accordingly, this Court orders that:

4

a. Without further action by anyone, and subject to Paragraph 11 below, upon the Effective Date of the Settlement, AMC, the Released Plaintiff Persons (individually and derivatively on behalf of AMC), and each and every stockholder of AMC (individually and derivatively on behalf of AMC) shall and hereby completely, fully, finally, and forever release, relinquish, settle, and discharge his, her, or its right to assert any or all of the Released Plaintiff Claims (including Unknown Claims) against any of the Released Defendant Persons, and shall be forever barred and enjoined from commencing, asserting, instituting, or in any way participating in the commencement or prosecution of any action or other proceeding, in any forum, involving any of the Released Plaintiff Claims against any of the Released Defendant Persons.

b. Without further action by anyone, and subject to Paragraph 11 below, upon the Effective Date of the Settlement, AMC and the Released Defendant Persons each shall and hereby completely, fully, finally, and forever release, relinquish, settle, and discharge his, her, or its right to assert any or all of the Released Defendant Claims (including Unknown Claims) against any of the Released Plaintiff Persons, and shall be forever barred and enjoined from commencing, asserting, instituting, or in any way participating in the commencement or prosecution of any action or other proceeding, in any forum, involving any of the Released Defendant Claims against any of the Released Plaintiff Persons.

c. “Released Defendant Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, counterclaims, offsets, issues, and controversies of any kind, nature, or description whatsoever, whether accrued or unaccrued, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or

5

unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, federal, statutory, regulatory, common, or other law or rule, including known claims and Unknown Claims, which any Defendant ever had, now has, or may have against any of the Released Plaintiff Persons that arise out of, are based upon, or relate to the institution, prosecution, or settlement of the claims asserted in the Derivative Matters. For the avoidance of doubt, the Released Defendant Claims shall not include any claims to enforce the Stipulation or the Settlement.

d. “Released Defendant Persons” means all persons and entities named as a defendant in the Derivative Actions or that could have been named as a defendant in the Derivative Actions, including, without limitation, the Company’s past and present officers and directors, as well as any and all of the respective current and former employers, parent entities, controlling persons, owners, members, co-investors, lenders, principals, affiliates, or subsidiaries of any of the foregoing, and each and all of the respective past or present officers, directors, managers, partners, limited partners, general partners, stockholders, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers of any of the foregoing.

e. “Released Plaintiff Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, counterclaims, offsets, issues, and controversies of any kind, nature, or description whatsoever, whether accrued or unaccrued, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, federal, statutory, regulatory,

6

common, or other law or rule, including known claims and Unknown Claims, that (a) were asserted in the Derivative Matters, or (b) Plaintiffs (individually or derivatively on behalf of AMC) or AMC ever had, now have, or hereafter can, shall, or may have that, in full or in part, concern, relate to, arise out of, or are in any way connected to the claims, allegations, transactions, facts, circumstances, events, acts, disclosures, statements, representations, omissions, or failures to act alleged, set forth, referred to, or involved in the Derivative Matters. For the avoidance of doubt, the Released Plaintiff Claims shall not include any claims to enforce the Stipulation or the Settlement.

f. “Released Plaintiff Persons” means Plaintiffs and any and all of their respective current and former employers, parent entities, controlling persons, owners, members, principals, affiliates, or subsidiaries, and each and all of their respective past or present officers, directors, managers, partners, limited partners, general partners, stockholders, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers.

g. “Unknown Claims” means any claims that a Party does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to the Settlement. With respect to any and all Released Plaintiff Claims and Released Defendant Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, the Parties shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

7

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Parties acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement. The Parties may hereafter discover facts in addition to or different from those that they now know or believe to be true with respect to the Released Claims, but, upon the Effective Date, the Parties shall be deemed to have, and by operation of this Order and Final Judgment shall have, fully, finally, and forever settled and released any and all Released Claims known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, which now exist, heretofore have existed, or may in the future exist, upon any theory of law or equity, from the beginning of time through the date of execution of the Stipulation, without regard to the subsequent discovery or existence of such different or additional facts.

10.                  As of the Effective Date, the Parties shall be finally and forever bound by the Settlement and this Order and Final Judgment. This Order and Final Judgment, including, without limitation, the Releases set forth in Paragraph 9 above, shall have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Defendant Persons and/or the Released Plaintiff Persons.

11.              Notwithstanding Paragraphs 9 and 10 above, nothing in this Order and Final Judgment shall bar any action by any of the Parties to enforce the terms of the Stipulation or this Order and Final Judgment.

12.           Neither this Order and Final Judgment, nor the Stipulation, nor the fact or any terms of the Settlement, nor any negotiations or proceedings in connection therewith is or shall be

8

deemed to be evidence of, or a presumption, admission, or concession by any Party or any Released Person of any fault, liability, or wrongdoing whatsoever, concerning the Derivative Matters or the facts and circumstances giving rise to the Derivative Matters. This Order and Final Judgment and the Stipulation are not a finding or evidence of the validity or invalidity of any claims or defenses in the Derivative Matters or any other actions or proceedings, or of any wrongdoing by any Defendant or of any damages or injury to Plaintiffs, AMC, or any AMC stockholder. Neither this Order and Final Judgment, nor the Stipulation, nor the negotiations leading to the execution of the Stipulation, nor any proceedings taken pursuant to or in connection with the Stipulation and/or approval of the Settlement (including any arguments proffered in connection therewith): (a) shall be offered against any of the Released Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, proof, or admission by any of the Released Persons or with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted in the Derivative Matters or in any other litigation or proceeding, or the deficiency of any defense that has been or could have been asserted in the Derivative Matters or in any other litigation or proceeding, or of any liability, negligence, fault, injury, acts, omissions, or other wrongdoing of any kind by any of the Released Persons, or in any way referred to for any other reason as against any of the Released Persons, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate or enforce the Settlement; (b) shall be offered against any of the Released Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, proof, or admission by any of the Released Persons that any of their claims or defenses are without merit, or that damage recoverable in the Derivative Matters would not have exceeded the Settlement consideration, or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any

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other reason against any of the Released Persons, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate or enforce the Settlement; nor (c) shall otherwise be admissible, referred to, or used in any proceeding of any nature, for any purpose whatsoever; provided, however, that the Stipulation and/or this Order and Final Judgment may be introduced in any proceeding, whether in this Court or otherwise, as may be necessary to argue that the Stipulation and/or this Order and Final Judgment has res judicata, collateral estoppel, or other issue or claim preclusion effect, or to otherwise enforce the Stipulation and/or this Order and Final Judgment.

13.              The Court hereby approves the sum of $______________ for the payment of Plaintiffs’ Counsel’s Fee and Expense Award, and finds that the Fee and Expense Award is fair and reasonable. No other fees, costs, or expenses may be awarded to Plaintiffs’ Counsel in connection with the Settlement. The Fee and Expense Award shall be distributed in accordance with the terms of the Stipulation. Defendants shall have no responsibility for, and no liability with respect to, the allocation of the attorneys’ fees and expenses awarded among Plaintiffs’ Counsel and/or to any other person who may assert some claim thereto. Any dispute regarding any allocation of fees or expenses among Plaintiffs’ Counsel shall have no effect on the Settlement. No proceeding or court order with respect to the Fee and Expense Award shall in any way disturb or affect this Order and Final Judgment (including precluding it from being Final or otherwise being entitled to preclusive effect), and any such proceedings or court order shall be considered separate from this Order and Final Judgment.

14.               The Court hereby approves the Service Awards of $___________ for each of Plaintiffs to be paid from Plaintiffs’ Counsel’s Fee and Expense Award in recognition of Plaintiffs’ participation and effort in the prosecution of the Derivative Matters. The failure of the Court to

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approve any Service Award, in whole or in part, shall have no effect on the Settlement set forth in the Stipulation, and the effectiveness of the Releases and other obligations of the Parties set forth in the Stipulation nevertheless shall remain in full force and effect.

15.              Without affecting the finality of this Order and Final Judgment in any way, this Court shall retain continuing and exclusive jurisdiction over the Parties and all AMC stockholders for purposes of the administration, interpretation, implementation, and enforcement of the Parties’ obligations under the Stipulation.

16.              Without further approval from the Court, the Parties are hereby authorized to agree to and adopt such amendments or modifications of the Stipulation or any exhibits attached thereto to effectuate the Settlement that: (a) are not materially inconsistent with this Order and Final Judgment; and (b) do not materially limit the rights of AMC and its stockholders in connection with the Settlement. Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any provisions of the Stipulation or the Settlement.

17.           During the course of the litigation, all parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure.

18.              This Order and Final Judgment is a final judgment, and the Court finds that no just reason exists for delay in entering this Order and Final Judgment in accordance with the Stipulation. Accordingly, the Clerk is hereby expressly directed to immediately enter this final judgment in the Derivative Actions forthwith in accordance with Rule 58 of the Federal Rules of Civil Procedure.

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IT IS SO ORDERED.

DATED: _______________
HONORABLE ANDREW L. CARTER, JR. U.S. DISTRICT JUDGE

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